UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2008 – September 30, 2009

Item 1.	Reports to Stockholders.

IMPORTANT INFORMATION

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The views in this report are those of the Funds' managers as of September 30, 2009 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Securities focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, some Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. Newly organized Funds have no trading history, and there can be no assurance that active trading markets will be developed or maintained.

The Tokyo Stock Exchange Price Index **(TOPIX)** is an unmanaged capitalization weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The **MSCI All Country (AC) Asia Pacific ex Japan Index** is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The **MSCI India Index** is an unmanaged free-float weighted equity index representing about 58 companies in India. The **MSCI Golden Dragon Index** is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The **MSCI World Index** is an unmanaged free float-adjusted market capitalization weighted index that measures the equity market performance of developed markets. The **MSCI Emerging Markets Index** is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The **MSCI EAFE (Europe, Australasia, Far East) Growth Index** is a subset of the MSCI EAFE Index with securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of securities most representing the growth style. The **MSCI EAFE Index** is an unmanaged free float-adjusted market capitalization index which measures the equity market performance of developed markets, excluding the US and Canada. The **MSCI Japan Index** is a free floated index that includes every listed security in the Japanese market. The **MSCI Hong Kong Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The **MSCI China Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The **MSCI Taiwan Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. **BSE Sensex (Bombay Stock Exchange Sensitive Index)** is an unmanaged free float-adjusted market weighted index composed of 30 of the largest and most actively-traded Stocks on the BSE. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds' returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Funds' performance. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock's latest closing price divided by its book value per share. **Book value** is the total assets of a company minus total liabilities. **H Shares** are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange. **Red chips** are companies based in Mainland China that are incorporated internationally and listed on the Hong Kong Stock Exchange. **Relative return** is the return that an asset achieves over a period of time compared to a benchmark. **Absolute return** is the return that an asset achieves over a certain period of time. **Beta** is a measure of a Fund's sensitivity to market movements.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
(www.mscibarra.com)

Investing includes risk, including possible loss of principal.

Performance Summary – The Japan Fund (the “Fund”)

September 30, 2009

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
The Japan Fund — Class A (with load)	-6.53%	2.57%	25.65%	4.69%	4.69%
(without load)	-0.87%	8.79%	33.33%	11.03%	11.03%
The Japan Fund — Class C (with CDSC)	-1.98%	7.42%	32.24%	9.79%	9.79%
(without CDSC)	-0.98%	8.42%	33.24%	10.79%	10.79%
The Japan Fund — Class I	-0.86%	8.74%	34.06%	11.64%	11.64%
TOPIX	-1.84%	5.82%	31.21%	10.65%	10.65%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 2.44% for Class A, 3.17% for Class C, and 2.02% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least December 31, 2010, so that (net) operating expenses are limited to 1.85%, 2.60% and 1.60%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and contingent deferred sales charge (“CDSC”) of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (concluded) – The Japan Fund

September 30, 2009

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s Class S annual operating expense ratio (gross) is 1.69%. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.60% excluding distribution expenses which are reimbursed up to 0.25%. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns as of 9/30/09*

	6 Month**	1 Year	3 Year	5 Year	10 Year
The Japan Fund — Class S	34.88%	-2.34%	-8.27%	0.25%	-1.37%
TOPIX	31.21%	0.95%	-7.97%	1.57%	-2.17%

*

Prior to November 1, 2008, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.

**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

The Japan Fund (the “Fund”)

For the year ended September 30, 2009, the S Share Class of the Fund declined -2.34%, while TOPIX and the MSCI Japan Index returned 0.95% and -0.43%, respectively. The Fund underperformed TOPIX, its primary benchmark, by 3.29 percentage points and the MSCI Japan Index by 1.91 percentage points.

TOPIX declined by 14.74% for the year in local currency terms, while the yen appreciated against the US Dollar by more than 15%. Hence, TOPIX posted a small gain in US Dollar terms. During the first half of the year, the Japanese equity market fell significantly amid the global financial turmoil and the unprecedented world economic slowdown. The impact on the Japanese economy was severe, especially on the export sectors such as Electrical Appliances, Automobiles, and Machinery. Meanwhile, industrial production slumped by 37% from its peak. The Japanese equity market bottomed out in March 2009 and traced an upward recovery trend through the latter half of the year. This was supported by the easing of stress within the financial markets, improving economic indicators helped by government stimulus measures, and the advance of inventory adjustment.

Nomura Asset Management U.S.A. Inc. (“NAM USA”) became the investment advisor for The Japan Fund on November 1, 2008. The Fund’s investment objective is to achieve long-term capital growth from not only value stocks, but also from growth and small-cap stocks. Considering this objective, Nomura utilizes a “multi-manager” approach in managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies respectively; while decisions regarding the allocation of assets to a particular style are made by a special committee. Through this style diversification, NAM USA aims to capture the broader investment opportunities as well as gain exposure to a portfolio that is well diversified. The S Share Class of the Fund outperformed the benchmark by 0.97% for the period November 1, 2008 through September 30, 2009. Both the style allocation strategy and stock selection activities within the three investment styles generated positive contributions to this out-performance.

As of September 30, 2009, 49% of the Fund’s equity portfolio was allocated to large cap value stocks, 40% to large cap growth stocks, and 11% to the small cap blend stocks. The total equity portfolio consists of 287 stocks. The five largest sector weightings were Electric Appliances, Chemicals, Machinery, Transportation Equipment, and Information & Communication. Within the top five sectors, the portfolio has overweight exposures relative to the benchmark except for the Transportation Equipment sector.

Market Outlook and Investment Strategy:

Japan had been in recession since November 2007. However, rebounding economic figures, including exports and industrial production, indicated that the Japanese economy might have bottomed out in the February 2009 to March 2009 period and has since started to expand. Initial Gross Domestic Product figures show an annualized 2.3% quarter-on-quarter growth rate in the April to June quarter of 2009, the first positive figure since the January to

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (19.1% of Portfolio)
1.Nippon Telegraph and Telephone Corp.	2.5%
2.East Japan Railway Co.	2.0%
3.Mitsubishi UFJ Financial Group, Inc.	2.0%
4.Panasonic Corp.	2.0%
5.Nidec Corp.	1.9%
6.Sumitomo Mitsui Financial Group, Inc.	1.9%
7.Canon, Inc.	1.9%
8.Honda Motor Co. Ltd.	1.7%
9.Kuraray Co. Ltd.	1.6%
10. Sumitomo Electric Industries Ltd.	1.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(concluded) – The Japan Fund

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	97.7%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2009
Industrials	19.6%
Information Technology	19.2%
Consumer Discretionary	19.1%
Financials	12.2%
Materials	11.5%
Consumer Staples	5.4%
Telecommunication Services	4.3%
Health Care	4.2%
Utilities	1.3%
Energy	0.9%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 31.

March quarter of 2008, while the United States economy contracted slightly in April to June quarter of 2009. We believe positive growth may continue through the end of 2009 and 2010. However, the initial recovery may not be very strong or sustainable because it was largely supported by the government’s massive fiscal stimulus programs, while businesses still have unused capacity amid the recent period of low capacity utilization. It will probably take a while longer for Japanese companies to adjust their facilities, operations, and employee numbers amid a sluggish economic recovery.

Japanese companies are making progress in overcoming such a challenging economic environment, and are performing much better than we had earlier expected. Pre-tax earnings of major Japanese companies could decline by about 10% year-on-year for the period ending March 31, 2010. However, earnings forecasts have been revised up from the earlier figure of -15.4%. The upward revisions are mostly due to expected cost reductions and productivity improvements, which were better than analysts’ earlier assumptions. The forecast for next fiscal year for Japanese companies, for the period ending March 31, 2011, is a 73% year-on-year earnings growth rate owing to these restructuring efforts and an improvement in sales.

The Democratic Party of Japan (“DPJ”) won the August general election, beating the Liberal Democratic Party, which had governed Japan for all but 10 months since the party’s founding in 1955. The DPJ established a coalition in September and plans to shift the fiscal stimulus policy from public spending to consumer spending. Although we need more time to assess the effect on the Japanese economy, we believe this change of government could lead to structural reforms not only in politics but also throughout Japanese society.

Currently, the price-to-book ratio of the overall Japanese stock market is around 1.2, which remains low compared to its historical range. In our judgment, there are still many attractive stocks in the Japanese market. Our overall portfolio strategy remains largely unchanged. We strive to keep the portfolio well diversified across value, growth and small-capitalization stocks.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any sales charge or redemption fees. If reflected, returns would have been lower.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary – Asia Pacific ex Japan Fund (the “Fund”)

September 30, 2009

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)

Asia Pacific ex Japan Fund — Class A (with load)	3.23%	12.74%	46.09%	44.30%	44.30%
(without load)	9.51%	19.61%	54.96%	53.10%	53.10%
Asia Pacific ex Japan Fund — Class C (with CDSC)	8.42%	18.37%	53.36%	51.20%	51.20%
(without CDSC)	9.42%	19.37%	54.36%	52.20%	52.20%
Asia Pacific ex Japan Fund — Class I	9.49%	19.66%	55.26%	53.40%	53.40%
MSCI AC Asia Pacific ex Japan Index	8.84%	18.99%	60.51%	66.18%	66.18%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 6.06% for Class A, 6.89% for Class C, and 5.61% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.85%, 2.60% and 1.60%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

Asia Pacific ex Japan Fund (the “Fund”)

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (28.8% of Portfolio)
1.BHP Billiton Ltd.	3.6%
2.Australia & New Zealand Banking Group Ltd.	3.5%
3.HON HAI Precision Industry Co. Ltd.	3.4%
4.Hyundai Mobis	2.9%
5.China Construction Bank Corp. — H Shares	2.8%
6.Woolworths Ltd.	2.8%
7.Industrial & Commercial Bank of China Ltd. — H Shares	2.7%
8.Samsung Electronics Co. Ltd., GDR	2.4%
9.China Life Insurance Co. Ltd. — H Shares	2.4%
10. Hengan International Group Co. Ltd.	2.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 37. A quarterly Fund Summary and Portfolio Holdings are available upon request.

From inception on December 29, 2008 through September 30, 2009, the A Share Class of the Fund returned 53.10% while its benchmark, the MSCI AC Asia Pacific ex Japan Index, gained 66.18%, resulting in an underperformance of 1308 basis points (13.08 percentage points). The attribution analysis indicates that asset allocation and stock selection both had a negative impact on the relative performance.

In terms of asset allocation, the Fund’s cash position had a negative effect on performance in the midst of a rise in the overall market. The underweight exposure to Australia also detracted from the relative performance, as the market rebounded alongside indications of a macroeconomic recovery. Meanwhile, the overweight position in Indonesia was successful, as the market strengthened on the back of a resilient domestic macro economy and political stability.

Stock selection results were disappointing, especially in China and Korea. The performance of the China portfolio suffered due to limited exposure to Information Technology and Auto Manufacturer Securities as well as a lack of exposure to electric vehicle adoption in China. The overweight position in China Railway Construction Corp. Ltd. also had a negative effect on performance.

In Korea, the lack of cyclical securities weighed on relative performance in the midst of a sharp rise in the overall market. An overweight position in defensive Yuhan Corp. also caused some drag on performance. Meanwhile, our overweight position in Hyundai Mobis added value as the share price strengthened due to its stable margins and growth potential in its auto parts business.

The Malaysia portfolio added value. Our favorite stock, Genting Bhd, advanced in anticipation of the Sentosa integrated resort opening, potentially ahead of schedule.

Market Outlook and Investment Strategy:

Our medium term outlook for Asia Pacific stock markets is still generally positive. Global economies are showing tentative signs of improvement, but not sufficient yet to encourage policy makers to materially alter their highly accommodative monetary and fiscal initiatives. At the same time corporate profits in the region are rebounding, liquidity appears plentiful, and equity valuations are still reasonable.

Notwithstanding this upbeat assessment, we do have some shorter-term reservations. As contrarian investors, we worry about the near universal positive consensus towards Asian markets. We also feel that the US Dollar may have registered an intermediate low recently, and a rising American currency traditionally has a negative correlation with Asian stocks. Furthermore, the sharp spike in capital raising activity in some areas could be soaking up liquidity destined for the secondary market. As such, we expect regional equity prices to exhibit more volatility, but we also anticipate they will end the year above their current levels.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded) – Asia Pacific ex Japan Fund

With respect to our country allocation strategy, we have reduced China from overweight to slightly underweight. The Chinese economic juggernaut remains unstoppable, but there are concerns that the government will continue to tighten policy and siphon off excess liquidity. More importantly, we have issues with corporate governance, the extent and pricing of new initial public offerings (“IPOs”), the treatment of minority shareholders and the ability of management at many of the state owned enterprises to maximize returns to shareholders. Finally, H shares and red chips rely almost exclusively on foreign (non-Mainland Chinese) buyers and we sense that this buying support may be insufficient to fund the significant amount of IPOs slated for listing over the next three months.

Although we have a long-term bullish view on China, we feel that selected companies in Taiwan, Korea, Hong Kong, and Australia are more suitable ways of gaining exposure to this secular growth story.

Proceeds from the China sales will help to ease the underweight position in Australia. The economy and stock market have proven resilient; a testament to the ongoing economic liberalization program, the ability of the government to fund a relatively large stimulus package without the need to borrow significantly and the strength of most commodity prices. A sustained recovery looks to be on track and corporate profits could surprise on the upside. As such, we intend to add mainly to the domestic sectors.

We plan also to raise the overweight Taiwan exposure. There are several potential catalysts for outperformance in this market. The domestic economy has been deflating and the currency is relatively weak, making real assets such as property and stocks very cheap. Domestic liquidity is abundant and capital is flowing back into the country. Links with China are improving and many Taiwanese companies have operated very profitably on the Mainland. Again, stock purchases here will be concentrated in the domestic sectors.

We have slightly increased our overweight positions in the smaller markets of Asia such as Thailand, Indonesia, and the Philippines. These countries are characterized by very large domestic populations, small market capitalizations relative to bank deposits, and a domestic investor base powerful enough to push stocks considerably higher.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	99.2%
Cash Equivalents	1.5%

Sector Diversification
(Excludes Cash Equivalents)
September 30, 2009
Financials	41.7%
Information Technology	13.3%
Materials	11.4%
Energy	7.6%
Consumer Discretionary	6.9%
Industrials	6.3%
Consumer Staples	4.4%
Utilities	3.7%
Health Care	3.0%
Telecommunication Services	0.9%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 37.

Nomura Partners Funds	The World from Asia	:	7

Performance Summary – India Fund (the “Fund”)

September 30, 2009

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.11% for Class A, 8.07% for Class C, and 6.61% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.95%, 2.70% and 1.70%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
India Fund — Class A (with load)	3.12%	9.83%	72.84%	59.00%	59.00%
(without load)	9.40%	16.51%	83.37%	68.70%	68.70%
India Fund — Class C (with CDSC)	8.32%	15.30%	81.68%	66.70%	66.70%
(without CDSC)	9.32%	16.30%	82.68%	67.70%	67.70%
India Fund — Class I	9.46%	16.55%	83.70%	69.00%	69.00%
MSCI India Index	11.01%	19.60%	91.17%	93.91%	93.91%

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

India Fund (the “Fund”)

From inception on December 29, 2008 through September 30, 2009, the Fund’s benchmark, the MSCI India Index, gained 93.91%. This, however, masked two contrasting periods, vis-a-vis pre and post March 9, 2009, when the markets hit their low during the bear market that started in 2008. Thus, while the period from December 31, 2008 to March 9, 2009 saw the benchmark slide by 19.8%, the rise since then to September 30, 2009 has been extremely sharp, with the benchmark gaining 134.9%. The extent and the nature of the equity market rally has caught most market participants by surprise. For instance, the month of May also included a day where the MSCI India Index was up 21.51% (May 18) after the election results were announced. In addition, unlike most initial recoveries in India, the large market appreciation over this period was led by beaten down cyclical stocks and small capitalization issues.

Over the first few months of 2009, markets remained weak on the back of continuing turbulent economic and corporate newsflow from developed economies. Subsequently, markets rallied violently from extremely oversold levels on the back of an improvement in global economic fundamentals, liquidity conditions and investor confidence, as the impact of unprecedented stimulus measures by governments globally filtered through.

In addition to a more favorable risk attitude towards equities, India specific factors also contributed to the sharp market re-rating. General elections results announced in May saw a strong electoral mandate to the incumbent government which removed a big overhang of political uncertainty. The economy also demonstrated its resilience to the downturn with the low leverage of household and financial sectors helping consumption bounce back fairly quickly. The strong government focus on supporting the rural economy through measures such as rural employment and an increase in crop support prices has also helped mitigate the impact of a poor monsoon this year on rural consumption. Investment has bounced back after virtually collapsing in the aftermath of the Lehman crisis last year, as lower interest rates and easier access to capital aided the recovery. All this translated into an improved economic outlook compared to the beginning of the year, with the economy now expected to grow at or around 6% for fiscal year ending March 2010.

Against this backdrop, the A Share Class of the Fund returned 68.70% since inception, underperforming the benchmark by 25.21%.

Sector allocation has been the biggest contributor to Fund underperformance. In general, we have maintained overweight positions in sectors poised to benefit in a domestic demand led recovery such as Consumer Discretionary, Financials and Industrials. However, over the first quarter, our overweight to Financials and underweight to Information Technology (“IT”) worked against us. Our stance on Financials was predicated on stocks benefiting from aggressive monetary easing in the context of an underleveraged domestic financial system. However, the sharp fall in global financials globally influenced sentiment negatively for these stocks. IT stocks held on amid rising uncertainty on outsourcing demand due to currency depreciation. This stance

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (55.5% of Portfolio)
1.Reliance Industries Ltd.	9.7%
2.Infosys Technologies Ltd.	7.9%
3.HDFC Bank Ltd.	7.1%
4.ICICI Bank Ltd.	6.1%
5.Unitech Ltd.	4.7%
6.ITC Ltd.	4.6%
7.Hero Honda Motors Ltd.	4.4%
8.Housing Development Finance Corp. Ltd.	4.1%
9.Jaiprakash Associates Ltd.	3.5%
10. Bharat Heavy Electricals Ltd.	3.4%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 41. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(continued) – India Fund

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	97.4%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2009
Financials	28.0%
Information Technology	13.2%
Energy	11.9%
Consumer Discretionary	11.4%
Consumer Staples	8.8%
Industrials	8.1%
Utilities	6.5%
Materials	5.3%
Health Care	2.1%
Telecommunication Services	2.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 41.

added value in the second quarter as Financials and Industrials were among the best performing sectors. These sectors also rallied after the election results on expectations that the government would undertake sectoral reforms, better execute infrastructure projects and maintain its thrust on rural consumption. However, performance was impacted by an underweight to Materials as we were slow to gauge the sharp nature and extent of the global economic recovery. In this environment, our exposure to Consumer Staples stocks, which we retained as quality defensives, also detracted value. The underperformance in the third quarter was largely due to IT underweight, where quarterly results surprised with their resilience leading to a significant sector re-rating.

Amongst the biggest changes in the Fund’s sectoral exposure over the period has been a reduction to Telecommunication Services (where we have an underweight stance as of the end of the reporting period) and to Financials (where we retain an overweight). We reduced Telecommunication Services given the threat to profitability for individual companies with rising competitive and regulatory pressures. Within Financials, we have reduced exposure to more expensive stocks such as HDFC Bank Ltd., adding to real estate companies, Unitech Ltd. and Indiabulls Real Estate Ltd., which have recapitalized their balance sheets and also benefited from an improving trend in property volumes. We have correspondingly added exposure to IT and Consumer Staples. We have acknowledged the strength of demand and the pricing environment for IT companies and have increased our exposure here through the addition of new stocks, Tata Consultancy Services Ltd. and MindTree Ltd. Within Consumer Staples, we sold out of Hindustan Unilever Ltd. in favor of less expensive Shree Renuka Sugars Ltd. and McLeod Russel India Ltd. which benefited from a constrained sugar and tea supply environment respectively. We have also increased our positions in private power generation companies—these companies are developing large capacities to address the large power deficit situation in India and may benefit from a tight supply environment. The Energy sector continues to be amongst our biggest underweight, with stocks either expensively valued or subject to vagaries of government policy.

Market Outlook:

Global economies are showing tentative signs of improvement, but not sufficient yet to encourage policy makers to materially alter their highly accommodative monetary and fiscal initiatives. At the same time corporate profits in the region are rebounding, liquidity is plentiful, and equity valuations are still reasonable. These factors underpin our positive medium-term outlook for Asian markets in general.

For the Indian economy, monsoon trends have been disappointing this year, but this has already been discounted by the market. While agricultural growth over the next few quarters is likely to be lower, the impact on rural incomes will be offset to some extent by increases in crop support prices and an acceleration of government rural stimulus measures. The strength in the non-agricultural side of the economy has mitigated the fallouts from this

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded)—India Fund

in overall growth expectations. Thus, domestic consumption trends (in regard to sales of autos and real estate) have increased and the investment cycle appears to be picking up.

This has led to some upgrades in overall earnings estimates for the market which now stand at around 4% for year ending March 2010 and around 27% for the next fiscal year (for the BSE Sensex). Given the sharp improvement in liquidity, investment outlook and consumption trends, we believe there is a high potential for more upgrades.

Valuations appear stretched after the sharp rise in markets, but these are again yet to fully reflect the improving macro-economic environment and the potential for upgrades. However, many corporates and also the government (through its disinvestment program) have raised equity capital to strengthen their respective balance sheets and there is a significant pipeline ahead as well. This might soak up liquidity destined for the secondary market and dampen near-term market performance, even though current trends seem to indicate a reasonable liquidity environment.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	11

Performance Summary – Greater China Fund (the “Fund”)

September 30, 2009

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.26% for Class A, 8.22% for Class C, and 6.76% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.95%, 2.70% and 1.70%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
Greater China Fund —Class A (with load)	0.85%	6.24%	33.02%	34.78%	34.78%
(without load)	7.04%	12.69%	41.16%	43.00%	43.00%
Greater China Fund —Class C (with CDSC)	5.92%	11.41%	39.65%	41.20%	41.20%
(without CDSC)	6.92%	12.41%	40.65%	42.20%	42.20%
Greater China Fund —Class I	7.02%	12.75%	41.32%	43.30%	43.30%
MSCI Golden Dragon Index	7.83%	13.50%	50.19%	59.36%	59.36%

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

Greater China Fund (the “Fund”)

From inception on December 29, 2008 through September 30, 2009, the A Share Class of the Fund gained 43.00%, while its benchmark, the MSCI Golden Dragon Index, rose 59.36%. The Fund has underperformed the benchmark by 16.36%. Markets in China, Hong Kong and Taiwan continued the substantial rebound in December 2008 to September 2009 followed by a recovery of global market since December 2008.

The Fund maintained its initial regional allocation strategy of being slightly over-weighted position in China at expense of slightly under-weighted positions in both Hong Kong and Taiwan markets. We intend to maintain this regional allocation strategy.

The performance of the Fund was in line with the market from January to February 2009 on an absolute basis and relative to the benchmark (and peers) basis as the Fund manager focused on both absolute and relative return in these months. However, as the market recovered strongly from March to June 2009, the Fund lagged behind due to its more cautious stance. Starting from July 2009, the Fund manager shifted the strategy to focus purely on relative return rather than absolute return as signs of stabilization of global financial condition became clearer and the performance relative to the benchmark (and peers) recovered.

In terms of stocks, Hengan International Group Co., Ltd. (Health Care Equipment and Supplies) contributed positively as it has been successful in its migration into the high-end market, with consistent growth in China. Jiangxi Copper Co., Ltd. (Metals and Mining) also contributed due to higher copper prices. In addition, Dongfeng Motor Group Co., Ltd. (Automobiles) was also among major positive contributors to the Fund. The main negative contributors were the higher valuation stocks like Media Tek, Inc. (Information Technology), China Mobile Ltd. (Wireless Telecommunication Services), and our underweight position in BYD Auto, which outperformed significantly due to its leadership in battery technology, and its growth potential in the hybrid electric car segment.

Market Outlook and Investment Strategy:

In the equity markets worldwide, 2009 started off with a difficult January to March quarter. However, short covering activities, strong fund flows plus promising economic indicators contributed to significant gains in the April to June quarter and this upbeat momentum continued into the July to September quarter. Overall the MSCI China Index increased by 48.01%, the MSCI Hong Kong Index increased by 54.14% and the MSCI Taiwan Index increased by 66.87% in the first nine months of 2009.

In China, with the determination to achieve 8% Gross Domestic Product (“GDP”) growth for the year, a stimulus package of RMB 4 trillion ($586 billion US Dollars) was introduced covering areas of infrastructure and domestic consumption. Accommodative monetary policies were also adopted, including the relaxation of the money supply and interest rate cuts. The measures turned out to be effective in maintaining a stable economy, despite export activities being hit from the global economic downturn. For

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (38.1% of Portfolio)
1.HON HAI Precision Industry Co. Ltd.	6.2%
2.Industrial & Commercial Bank of China Ltd. — H Shares	4.8%
3.China Mobile Ltd.	4.6%
4.China Life Insurance Co. Ltd. — H Shares	4.0%
5.China Construction Bank Corp. — H Shares	4.0%
6.Sun Hung Kai Properties Ltd.	3.1%
7.Hutchison Whampoa Ltd.	3.0%
8.Hengan International Group Co. Ltd.	3.0%
9.Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
10. CNOOC Ltd.	2.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 43. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(concluded) – Greater China Fund

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	98.6%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2009
Financials	34.8%
Information Technology	20.5%
Industrials	9.5%
Energy	9.0%
Materials	9.0%
Consumer Discretionary	6.0%
Telecommunication Service	4.6%
Health Care	2.9%
Utilities	1.6%
Consumer Staples	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 43.

example, the China Manufacturing PMI Index, which was 45.3 in January increased to 54.3 in September which reflects expansion in the manufacturing sector. Retail sales have been growing consistently at double digit rates year-on-year, despite the tough environment. Exports are a key area of concern, yet trade data has shown sequential gains since March. Although concerns have been expressed over a possible early exit from the loose monetary policy, we believe the government will maintain an accommodative stance for the rest of the year.

Hong Kong, benefiting from the positive trend in China and government relief measures totaling HK$ 87.6 billion ($11.3 billion US Dollars) was able to stand firm post the financial crisis. The unemployment rate has stabilized at 5.4% since June, although still at a relatively high level. The physical property market is buoyant amid tight supply and a low mortgage rate environment. Also, the market for initial public offerings market also revived in September, with at least $4 billion US Dollar raised in that month alone, implying ample liquidity and investors’ confidence in the market.

In Taiwan, GDP suffered from an unprecedented 8.4% year-on-year contraction in the fourth quarter of 2008, bringing the entire year’s GDP growth to only 0.12%. A major reason is that the Taiwanese economy is more geared towards export activities and the technology sector. As a result, the Central Bank of China (“CBC”) cut the interest rate to a historical low of 1.25% in the first quarter of 2009, while the Taiwanese government rolled out fiscal stimulus packages such as the NT$170 billion i-Taiwan ($5.3 billion US Dollars) projects. Together with increasing co-operation with Mainland China, the Taiwanese economy has shown signs of improvement starting from the second half of 2009. Exports dropped less than expected for the month of August while overseas shipments showed incremental growth.

Looking forward, due to the warming up of the Cross-Strait relationship, an under-valued Taiwan dollar and slower loan growth in China, we anticipate gradually moving Taiwan from underweight to overweight, to be funded by our China exposure.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

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Performance Summary – Global Equity Income Fund (the “Fund”)

September 30, 2009

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
Global Equity Income Fund —Class A (with load)	-1.82%	8.77%	27.96%	13.13%	13.13%
(without load)	4.13%	15.37%	35.78%	20.03%	20.03%
Global Equity Income Fund —Class C (with CDSC)	3.04%	14.20%	34.23%	18.41%	18.41%
(without CDSC)	4.04%	15.20%	35.23%	19.41%	19.41%
Global Equity Income Fund —Class I	4.13%	15.48%	35.98%	20.34%	20.34%
MSCI World Index	3.99%	17.45%	41.81%	28.68%	28.68%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 6.57% for Class A, 7.49% for Class C, and 6.09% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.75%, 2.50% and 1.50%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

1	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

Global Equity Income Fund (the “Fund”)

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (20.3% of Portfolio)
1.Royal Dutch Shell PLC — B Shares	2.5%
2.ENI SpA	2.2%
3.HSBC Holdings PLC	2.2%
4.Procter & Gamble Co.	2.1%
5.Philip Morris International, Inc.	2.1%
6.Chevron Corp.	2.0%
7.Merck & Co., Inc.	1.9%
8.GlaxoSmithKline PLC	1.8%
9.Altria Group, Inc.	1.8%
10. Emerson Electric Co.	1.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 46. A quarterly Fund Summary and Portfolio Holdings are available upon request.

From inception on December 29, 2008 through September 30, 2009, the A Share Class of the Fund rose 20.03%, while its benchmark, the MSCI World Index, rose 28.68%, and the MSCI World Value Index rose 26.85%. Global equity markets posted formidable returns during the reporting period: North America as a region rose 26.1% for the period. The Pacific Basin excluding Japan region (PBxJ) topped the developed world for a 67.4% surge for the period. Europe also jumped 31.7% during the same period. On the other hand, Japan lagged behind and registered a 9.2% for the period. Emerging markets as a whole surged 67.3%. (All performance figures are based on MSCI Total Return Net indices in US Dollars.)

As global equity markets continued to rally during the review period, we maintained the equity ratio at around 98% of the Fund’s net assets during most of the period. At the end of September, the equity portfolio consisted of 123 stocks, depositary receipts and real estate investment trusts. The Fund maintained its regional allocation strategy of being overweight in Asia at the expense of Europe, which continued to make a positive contribution to the Fund performance during the quarter.

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average price stability. The Fund’s investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks. Considering this investment objective, the Fund maintained its overweight position in sectors such as Consumer Staples, Utilities and Telecommunications where we have found more attractively valued stocks that have stable dividend payment track records. We also increased the Fund’s exposure to Healthcare during the third quarter for similar reasons. However, sector allocation contributed negatively as our overweight to Utilities and Consumer Staples, and underweight to Information Technology (“IT”) worked against us as global economic sensitive sectors such as IT and Materials continued to outperform the overall market on the back of early indications for a sharp global economic recovery.

In terms of individual stocks, Rio Tinto Ltd. (Australia/Metals and Mining), Petroleo Brasileiro – Petrobras S.A. (Brazil / Oil, Gas and Consumable Fuels), Bank of Nova Scotia (Canada/Commercial Banks), Billabong International Ltd. (Australia/Textiles, Apparel and Luxury Goods), ICICI Bank Ltd. (India/Commercial Banks) were among the major positive contributors. The main negative contributors included Southern Co. (United States/Metals and Mining), Eli Lilly & Co. (United States/Pharmaceuticals), Bristol-Myers Squibb Co. (United States/Pharmaceuticals), U.S. Bancorp (United States/Diversified Financial Services), and General Electric Co. (United States/Diversified Operations) as these relatively high-quality stocks, despite the decent growth outlook, were left behind in the market rally during the review period.

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Management’s Discussion of Fund Performance

(concluded) – Global Equity Income Fund

Market Outlook and Investment Strategy:

The global economy appears to be bottoming and economists are marking up their economic growth projections for 2010, thanks to the continuing efforts of policy makers to prevent a deflationary spiral. We expect the global economy will rise at a slower pace than the consensus forecast amid prolonged balance-sheet adjustment by households, financial institutions and companies in the United States and other major economies. One interesting aspect of this economic recovery, however, is corporations’ persistent hesitance to build inventory. This might perhaps enhance the prospects for future production even in the face of relatively modest consumption growth. Inventory replenishment could play a catalyst for a stronger-than-expected economic recovery that propels equities even higher from their current levels.

Meanwhile, we believe a subtle shift of the investors’ interest being at hand and plan to achieve our investment objectives by searching for high quality companies that can sustain/resume their dividend growth once the current tough business conditions return to normal.

Our overall portfolio strategy remains largely unchanged. The Fund’s basic investment philosophy is to seek to invest in attractively valued stocks from a dividend yield viewpoint that have solid dividend payment track records and prospects for dividend growth into the foreseeable future. Exceptionally, we also plan to invest in companies that recently cut dividends, but represent excellent long-term investment opportunities.

As for regional allocation which we identify as a consequence of individual stock selection, our overweight remains in Asia. We expect the regional markets to continue to attract investments, although we have shifted our preferences from now relatively more expensive emerging Asian markets to Australia and Singapore. Similarly, we take a more cautious view on Latin American markets in the near term, after the recent run-up. Meanwhile, we maintain an underweight position in Europe.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	97.6%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2009
Financials	18.6%
Consumer Staples	14.6%
Health Care	11.8%
Energy	9.7%
Information Technology	8.8%
Consumer Discretionary	7.7%
Utilities	7.7%
Telecommunication Services	6.9%
Industrials	6.2%
Materials	5.6%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 46.

Nomura Partners Funds	The World from Asia	:	17

Performance Summary – Global Emerging Markets Fund (the “Fund”)

September 30, 2009

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 5.95% for Class A, 6.78% for Class C, and 5.51% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.95%, 2.70% and 1.70%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
Global Emerging Markets Fund — Class A (with load)	2.83%	13.18%	45.03%	47.22%	47.22%
(without load)	9.08%	20.06%	53.89%	56.20%	56.20%
Global Emerging Markets Fund — Class C (with CDSC)	8.06%	18.83%	52.31%	54.30%	54.30%
(without CDSC)	9.06%	19.83%	53.31%	55.30%	55.30%
Global Emerging Markets Fund — Class I	9.14%	20.11%	54.04%	56.50%	56.50%
MSCI Emerging Markets Index	9.08%	20.91%	62.90%	69.24%	69.24%

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

Global Emerging Markets Fund (the “Fund”)

The Fund began trading on December 29, 2008. The period from that date to September 30, 2009 saw a spectacular rally in the world’s emerging markets, which rebounded quicker than their developed counterparts from the lows of March 2009. From March 2009 onwards, emerging markets continued to rally, with strongly positive returns in all months except June and August. They preserved their lead over developed markets throughout the period, with its benchmark, the MSCI Emerging Markets Index, rising by 69.24% against a rise of 28.68% for the MSCI World Index.

From inception through September 30, 2009, the A Share Class of the Fund returned 56.20%, underperforming its benchmark, the MSCI Global Emerging Markets Index by 13.04%. The main reason for this underperformance was the poor performance of its Asian holdings. Although it had worked well until March (the Fund outperformed its benchmark in the first two months of the year), the defensive tilt of the Asian section of the portfolio was latterly unhelpful: positions such as Bharti Airtel Ltd. and Hindustan Unilever Ltd. (both within the Diversified Telecommunication Services sector) detracted from relative performance as the market preferred higher-beta alternatives.

The Fund’s strongest performances came from Latin America. Here, Mexican consumer stocks Corp. GEO SAB de C.V. and Wal-Mart de Mexico SAB de C.V. delivered robust returns. Elsewhere, Chinese internet stock NetEase.com, Inc. was very strong, as were Bank of China Ltd., China CITIC Bank and Taiwan Fertilizer Co. Ltd.

Returns from emerging markets have, to an extent, decoupled from developed markets and have outperformed since the global financial crisis peaked last October. In many parts of the emerging world, secular growth trends have persisted despite the global economic turmoil, as the availability and affordability of products and services has improved. We do, however, expect the pattern of growth to change considerably. We believe that the primary driver of growth for many emerging economies will shift from exports towards domestic demand.

The Fund’s focus therefore remains on high-quality franchises with a strong link to robust domestic consumption. Within this framework, however, we have bought selected stocks with a degree of cyclical sensitivity. We have, for example, further reduced the Fund’s underweight in the Industrial sector.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (29.2% of Portfolio)
1.Samsung Electronics Co. Ltd., GDR	4.4%
2.China Construction Bank Corp. — H Shares	3.1%
3.CNOOC Ltd.	3.1%
4.Vale S.A. — A Shares	2.9%
5.Bank of China Ltd. — H Shares	2.9%
6.Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
7.PDG Realty S.A. Empreendimentos e Participacoes	2.6%
8.MediaTek, Inc.	2.6%
9.NetEase.com, Inc., ADR	2.5%
10. HON HAI Precision Industry Co. Ltd.	2.4%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 51. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	19

Management’s Discussion of Fund Performance

(concluded) – Global Emerging Markets Fund

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	99.2%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2009
Financials	26.9%
Information Technology	18.7%
Materials	13.5%
Energy	11.9%
Consumer Discretionary	9.4%
Telecommunication Services	6.8%
Industrials	4.6%
Consumer Staples	2.9%
Utilities	2.9%
Health Care	1.6%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 51.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary – Global Alpha Equity Fund (the “Fund”)

September 30, 2009

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
Global Alpha Equity Fund — Class A (with load)	-3.70%	9.24%	30.44%	20.36%	20.36%
(without load)	2.16%	15.88%	38.35%	27.70%	27.70%
Global Alpha Equity Fund — Class C (with CDSC)	1.17%	14.66%	36.89%	26.00%	26.00%
(without CDSC)	2.17%	15.66%	37.89%	27.00%	27.00%
Global Alpha Equity Fund — Class I	2.16%	15.85%	38.57%	27.90%	27.90%
MSCI World Index	3.99%	17.45%	41.81%	28.68%	28.68%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 4.55% for Class A, 5.31% for Class C, and 4.13% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.85%, 2.60% and 1.60%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	21

Management’s Discussion of Fund Performance

Global Alpha Equity Fund (the “Fund”)

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (30.4% of Portfolio)
1.Hewlett-Packard Co.	3.6%
2.Apple, Inc.	3.4%
3.BP PLC	3.2%
4.Anadarko Petroleum Corp.	3.1%
5.JPMorgan Chase & Co.	3.0%
6.Google, Inc. — Class A	2.9%
7.Banco Santander S.A.	2.9%
8.Societe Generale	2.9%
9.Roche Holding AG	2.7%
10. Republic Services, Inc.	2.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 54. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Trading in the Fund commenced on December 29, 2008. The period covered by this report can be divided into two distinct periods. The first period lasted from late December 2008 through to early March 2009 and was characterized by rising risk aversion and falling equity markets. Worries focused on the banking sector’s exposure to toxic assets. With loan losses rising and their capital bases severely depleted, the world’s largest lenders threw themselves on the mercies of the state: some were either partially or fully nationalized and the continued independence of many others was called into question. Financial stocks didn’t suffer alone: high-beta areas of the market and cyclical stocks also fell sharply.

On March 6, 2009, however, those trends went into reverse. Risk aversion began to fall from elevated levels and investors rediscovered their appetite for equities: global markets embarked on a strong rally which drove many securities significantly higher as the year progressed. The rally had several catalysts, including news that January and February had been profitable months for several big banks in the United States. Treasury Secretary Geithner’s detailed plans to purge the banks of their toxic assets also served to reassure investors. As confidence returned, there was pronounced sectoral rotation: those sectors that had previously been the weakest areas of the market led the recovery while defensive sectors underperformed.

As the year progressed, the increased appetite for risk propelled emerging markets and some developed Asian markets sharply higher. As a result, some of the Fund’s strongest performers over the period were Asian holdings such as Sun Hung Kai Properties Ltd., NetEase.com, Inc. and Bank of China Ltd. Technology stocks such as Apple, Inc., Google, Inc. and Gemalto NV also performed well. The flipside of this was that some of the Fund’s holdings in more defensive sectors underperformed, particularly in the Healthcare sector, where Gilead Sciences, Inc. and Bristol-Myers Squibb lagged the rally. Monsanto Co. also performed poorly. Stock selection in the Energy sector was particularly helpful – the Fund steered clear of index heavyweight Exxon Mobil Corp., which underperformed, while overweighting smaller, more focused players such as Petrofac Ltd. and Anadarko Petroleum Corp., both of which performed well.

Overall, the A Share Class of the Fund which was up by 27.70% during the period underperformed its primary benchmark, the MSCI World Index, by 0.98%. However, we believe the Fund is positioned to benefit from a series of underlying themes: global economic recovery, a re-establishment of capex budgets and the inevitable investment in global power-generation and distribution capacity. On a stock-by-stock basis, we are seeing increasingly attractive opportunities in emerging markets, where growth is typically structural rather than cyclical. We believe that stockpicking funds can exploit exciting investment opportunities even if developed markets and traditional sectors face a period of sub-trend growth.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded) – Global Alpha Equity Fund

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	97.9%
Cash Equivalents	2.7%

Sector Diversification
(Excludes Cash Equivalents)
September 30, 2009
Financials	26.8%
Information Technology	17.6%
Energy	13.3%
Consumer Discretionary	11.4%
Industrials	8.1%
Health Care	6.7%
Materials	5.6%
Utilities	4.1%
Consumer Staples	2.7%
Telecommunication Services	1.6%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 54.

Nomura Partners Funds	The World from Asia	:	23

Performance Summary – International Growth Equity Fund (the “Fund”)

September 30, 2009

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 5.12% for Class A, 5.87% for Class C, and 4.69% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.75%, 2.50% and 1.50%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
International Growth Equity Fund —Class A (with load)	-1.11%	8.01%	24.06%	9.33%	9.33%
(without load)	4.88%	14.62%	31.67%	16.00%	16.00%
International Growth Equity Fund —Class C (with CDSC)	3.72%	13.38%	30.17%	14.30%	14.30%
(without CDSC)	4.72%	14.38%	31.17%	15.30%	15.30%
International Growth Equity Fund —Class I	4.87%	14.71%	31.90%	16.20%	16.20%
MSCI EAFE Growth Index	4.16%	16.78%	41.81%	26.67%	26.67%

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

Effective June 29, 2009, the International 130/30 Equity Fund changed its name, investment strategy and policies and became the International Growth Equity Fund. The Fund’s historical performance may not represent current investment policies.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

International Growth Equity Fund (the “Fund”)

From inception on December 29, 2008 through September 30, 2009, Class A shares of the Fund returned 16.0% while its benchmark, the MSCI EAFE Growth Index gained 26.67%. This represented an underperformance of 10.67%. However, it should be noted that until June 29, 2009, the Fund was closed to new investors due to an inability to implement and therefore invest utilizing a 130/30 strategy. During the period from inception to mid May 2009 the Fund was invested in securities similar to those long positions of the sub-advisor’s non-US developed 130/30 growth strategy although no short positions were implemented. From mid May 2009 forward the Fund invested in securities utilizing the sub-advisor’s non-US developed growth strategy and on June 29, 2009 the Fund opened to public investors.

From inception to May 31, 2009, the Fund underperformed the benchmark by 2.56%. Despite an encouraging rebound in the second half of March, equity markets continued the decline that began in 2008. The rally that originated in March continued throughout most of the second quarter, tapering off in June. In our experience, periods of market decline are pockmarked by junk rallies where non-earnings related fundamentals drive prices higher. Additionally, April was the worst month ever recorded in MSCI Barra’s Global Equity Model, designed to analyze international portfolios of equity and currency holdings, for the Success (momentum) factor. However, we are encouraged by the fact that historically momentum has seen a subsequent reversion back to outperformance following periods of extreme underperformance.

On a specific country basis for the period from inception to May 31, 2009, Australia, Japan, and Singapore detracted from relative performance. Positive contribution came from exposure to the United Kingdom, Sweden and Canada. On a sector basis, Materials and Consumer Discretionary Goods negatively impacted relative performance; Consumer Staples and Information Technology positively contributed to relative return. Positions in Konami Corp. (Information Technology, Japan), Nippon Denko Co. Ltd. (Materials, Japan), and Julius Baer Holding Ltd. (Financials, Switzerland) negatively effected relative performance. Positive contribution came from holdings including Tencent Holdings Ltd. (Information Technology, Hong Kong), Autonomy Corp. PLC (Information Technology, United Kingdom), and Standard Chartered PLC (Financials, United Kingdom).

During the period following the transition, June 1, 2009 to September 30, 2009, the Fund underperformed the benchmark by 5.22%. Following the transition to the long-only strategy, McKinley Capital continued to implement its discipline based on the conviction that over the long term, earnings acceleration and momentum could deliver outperformance. During an economic recovery period, which generally occurs approximately six months after a market bottom, equity markets tend to reward companies with positive earnings acceleration. Earnings acceleration signals the possibility that a company will report earnings above street expectations resulting in a positive surprise. During the third quarter, more than 85% of earnings announcements in the Fund were at or above the mean of analyst estimates. The effectiveness of this approach can be seen in the relative and absolute outperformance of the Fund during September (roughly six months

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (31.8% of Portfolio)
1.Nestle S.A.	4.4%
2.BHP Billiton PLC	4.1%
3.Novartis AG	4.0%
4.Telefonica S.A.	3.1%
5.Roche Holding AG	2.9%
6.Standard Chartered PLC	2.9%
7.British American Tobacco PLC	2.8%
8.Unilever PLC	2.8%
9.Rio Tinto Ltd.	2.5%
10. Sun Hung Kai Properties Ltd.	2.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 57. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	25

Management’s Discussion of Fund Performance

(concluded) – International Growth Equity Fund

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	97.1%
Cash Equivalents	5.8%

Sector Diversification
(Excludes Cash Equivalents)
September 30, 2009
Materials	17.1%
Consumer Staples	15.6%
Industrials	12.9%
Financials	12.2%
Health Care	10.1%
Information Technology	9.1%
Energy	7.6%
Consumer Discretionary	6.6%
Telecommunication Services	5.4%
Utilities	0.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 57.

after the March 9, 2009 bottom when the Fund rose 4.88% versus a benchmark return of 4.16%).

On a specific country basis for the period from June 1, 2009 to September 30, 2009, Australia, the United Kingdom, and France detracted from relative performance. Positive contribution came from exposure to Hong Kong, Singapore, and Germany. On a sector basis, Materials and Energy negatively impacted relative performance; Financials and Information Technology positively contributed to relative return. Positions in Nokia Corp. (Information Technology, Finland), Koninklijke Ahold N.V (Consumer Staples, Netherlands), Nippon Telegraph & Telephone Corp. (Telecommunication Services, Japan) negatively affected relative performance. Positive contributions came from holdings in ASML Holding N.V (Information Technology, Netherlands), Bombardier Inc. (Industrials, Canada), and Rio Tinto Ltd. (Materials, Australia).

For the entire period since inception of the Fund, the performance drivers were as follows. On a specific country basis, Australia, Japan, and France detracted from relative performance. Positive contribution came from exposure to the United Kingdom, Hong Kong, and Sweden. On a sector basis, Materials and Health Care negatively impacted relative performance, Information Technology and Consumer Staples positively contributed to relative return. Positions in Konami Corp. (Information Technology, Japan), Westpac Banking Corp. (Financials, Australia), and Julius Baer Holding Ltd. (Financials, Switzerland) negatively affected relative performance. Positive contributions came from holdings in Standard Chartered PLC (Financials, United Kingdom), Tencent Holdings Ltd. (Information Technology, Hong Kong), and Autonomy Corp. PLC (Information Technology, United Kingdom).

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary – International Equity Fund (the “Fund”)

September 30, 2009

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Cumulative Total Returns as of 9/30/09

	1 Month	3 Month	6 Month	Fiscal Year to Date	Since Inception (12/29/08)
International Equity Fund — Class A (with load)	-1.67%	13.60%	40.30%	22.05%	22.05%
(without load)	4.35%	20.58%	48.85%	29.50%	29.50%
International Equity Fund — Class C (with CDSC)	3.29%	19.26%	47.39%	27.80%	27.80%
(without CDSC)	4.29%	20.26%	48.39%	28.80%	28.80%
International Equity Fund — Class I	4.34%	20.54%	48.91%	29.70%	29.70%
MSCI EAFE Index	3.83%	19.47%	49.85%	31.80%	31.80%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 6.84% for Class A, 7.77% for Class C, and 6.36% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through December 31, 2010, so that (net) operating expenses are limited to 1.75%, 2.50% and 1.50%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total returns shown include the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares. The ending balance reflects a 1.00% CDSC applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	27

Management’s Discussion of Fund Performance

International Equity Fund (the “Fund”)

Top Ten Holdings
(Unaudited)

Ten Largest Equity Holdings
at September 30, 2009 (53.5% of Portfolio)
1.The Japan Fund Institutional Shares	23.3%
2.Asia Pacific ex Japan Fund Institutional Shares	11.7%
3.Nestle S.A.	3.2%
4.Roche Holding AG	2.6%
5.Siemens AG	2.3%
6.Royal Dutch Shell PLC — A Shares	2.3%
7.Vodafone Group PLC	2.2%
8.Vivendi	2.1%
9.HSBC Holdings PLC	1.9%
10. Novartis AG	1.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 60. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Since the launch of the Fund on December 29, 2008, investors have seen a rollercoaster ride in international equities although, for the full period, very attractive returns have been achieved. The year has fallen effectively into two parts: markets continued to decline until early March 2009, following the recent financial crisis, and have since enjoyed a spectacular recovery on hopes that the huge monetary and fiscal stimulus provided by central banks and governments would have the desired effect of saving the world economy from disaster. From inception of the Fund through September 30, 2009, the international markets rose by 31.80%, as measured by its benchmark, the MSCI EAFE Index (the “Index”) with net dividends reinvested in US Dollars, while the A Share Class of the Fund gained 29.50%.

During the period under review the Asia Pacific markets ex Japan were by far the strongest performers among the regions of the Index, followed by Europe and then Japan (as measured by MSCI indices in US Dollars).

The Asia Pacific markets ex Japan benefited from the perception that the extent of the Financial sector problems was less severe than elsewhere and that fiscal stimulus by the local authorities was more likely to bring positive effects relatively quickly. For the early part of the year China acted as the standard bearer for these hopes, quickly witnessing an improvement in the economic situation and a sharp rise in the equity market; later in the period Australia took over the role as its economic performance proved to be more resilient than almost anyone had expected, avoiding a recession and a collapse in the property market. This, and the related strength of the Australian dollar (bouncing back from the decline in late 2008), fuelled strong equity market returns.

Europe’s performance during the period has been closely in line with that of the Index. European economies have followed a similar pattern to others in the developed world, witnessing a sharp decline in the early months of the year followed by some recovery in sentiment and then evidence that the worst of the downturn was behind us. The performance of European stock markets is driven by the larger companies, whose businesses are mostly very global in nature, so it is no surprise that the overall outcome is close to a global or EAFE market average.

Japan moved in line with the Index at the beginning of the year but started to underperform from April onwards. In common with many others, Japan applied significant fiscal stimulus to tackle the economic downturn, and this had some positive effects. Monetary stimulus was not as vigorous as elsewhere, and perhaps this engendered some disappointment that the economic recovery, when it came, would not be as explosive as elsewhere. In addition, the rising yen has acted as an increasing handicap for Japan’s exporters. The change of government, during the third quarter, has had relatively little impact on stock market performance.

Allocation decisions added some value to the Fund during the period. We overweighted the Asia Pacific ex Japan region for most of the time (the best performing region in the index as highlighted above), and also enjoyed a boost from investing in emerging markets, specifically Brazil. The attraction of Brazil was a relatively strong domestic economy at a time when most

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(continued) – International Equity Fund

other markets were suffering from the effects of collapsing world trade. On the other hand, Brazil was also attractive if risk appetite improved and investors began to return to emerging markets. Both of these influences worked effectively, and at different times.

We underweighted Europe throughout the period and were neutral or slightly overweight in Japan.

Stock selection in Europe was positive for the period as a whole, as was the case in Japan. Negative selection effects came from Asia Pacific ex Japan (too defensive when markets started to rally fast, and an unhelpful country positioning of overweight China, underweight Australia), and from holding a small amount in cash (almost no return compared with strongly rising markets).

Market Outlook and Investment Strategy:

Markets continued to rise strongly in the third quarter on hopes that the recent economic improvement (stimulated by accommodative monetary and fiscal policies around the world) would prove to be self-sustaining and that we could return relatively quickly to a path of something close to normal economic growth rates, without having to worry too much about the spectre of inflation. This would set the ground for corporate profitability (measured in terms such as return on equity) to move back to the levels of recent years, and allow relatively generous valuations of equity markets to persist.

We see this as a possibility, but think there is a greater chance that economic activity will remain below potential levels for the next few years. A hesitant consumer, struggling to rebuild his personal balance sheet, and sluggish bank lending activity, would be the main handicaps to growth. We see a risk that nominal growth in the United States, for example, may be no more than 2% per annum in the immediate future and, with an assumption of only 1% inflation, real growth would be in the region of 3%. A similar pattern would be observed in other developed economies. This level of growth would be bad news for corporate profits (with costs likely to rise at an equal or higher rate, and operating leverage working in reverse) and, ultimately, bad news for equity valuations.

The fate of emerging markets in such an environment is an interesting issue. It is likely that many will continue to record economic growth rates superior to the developed world, and that this may support profits. The difficulty comes in assessing how equity markets will perform: if developed market investors withdraw funds from emerging stocks due to risk aversion, then these markets would also perform badly. Instinctively we prefer those emerging markets which have a strong domestic growth story and also a strong local investor base, which can provide some insulation against potential troubles elsewhere.

Our regional allocation positions have not changed recently. We have a moderate bias towards Asia, and remain a little underweight in Europe. The overweight stance in Japan represents a defensive view, while the slight overweighing of Asia is more a recognition of the region’s attractive long

Portfolio Summary
(Unaudited)

Asset Allocation
September 30, 2009
Equity Holdings	98.7%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2009
Mutual Funds	35.0%
Financials	16.2%
Health Care	7.6%
Industrials	7.4%
Energy	6.6%
Consumer Discretionary	5.9%
Consumer Staples	5.6%
Materials	3.9%
Utilities	3.8%
Telecommunication Services	3.7%
Information Technology	3.0%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 60.

Nomura Partners Funds	The World from Asia	:	29

Management’s Discussion of Fund Performance

(concluded) – International Equity Fund

term growth prospects. Europe has held up well in comparison with global indices in recent months, but we find it hard to see what would stimulate strong relative performance.

We are waiting for a period of market dislocation to offer the opportunity for stronger views.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2009

Common Stocks 97.7%^

	Shares	Value ($)
Consumer Discretionary 19.1%
Auto Components 5.6%
Aisin Seiki Co. Ltd.	54,100	1,307,041
Bridgestone Corp.	125,900	2,242,008
Denso Corp.	54,600	1,586,991
EXEDY Corp.	8,500	185,786
GMB Corp.	13,200	99,753
HI-LEX Corp.	17,900	168,823
Koito Manufacturing Co. Ltd.	73,000	1,004,700
Musashi Seimitsu Industry Co. Ltd.	11,600	218,695
NGK Spark Plug Co. Ltd.	16,000	202,233
NHK Spring Co. Ltd.	37,000	305,037
Nifco, Inc.	12,300	244,303
Press Kogyo Co. Ltd.	91,000	180,335
Stanley Electric Co. Ltd.	37,400	752,315
Sumitomo Rubber Industries Ltd.	180,600	1,689,603
Tokai Rubber Industries Ltd.	12,600	138,983
Toyoda Gosei Co. Ltd.	6,300	182,559
Yokohama Rubber Co. Ltd.	77,000	375,485
		10,884,650

Automobiles 4.9%
Daihatsu Motor Co. Ltd.	227,000	2,311,009
Honda Motor Co. Ltd.	112,000	3,396,062
Isuzu Motors Ltd.*	248,000	519,431
Nissan Motor Co. Ltd.*	178,100	1,196,101
Suzuki Motor Corp.	25,300	587,794
Toyota Motor Corp.	41,100	1,617,529
		9,627,926

Diversified Consumer Services 0.1%
Best Bridal, Inc.	64	248,321

Household Durables 3.4%
Makita Corp.	44,400	1,397,074
Mitsui Home Co. Ltd.	24,000	138,523
Panasonic Corp.	263,700	3,858,306
Rinnai Corp.	2,100	98,762
Sharp Corp.	16,000	176,480
Sony Corp.	33,300	974,000
		6,643,145

Internet and Catalog Retail 0.3%
ASKUL Corp.	21,400	463,510
Rakuten, Inc.	324	215,378
		678,888

Leisure Equipment and Products 0.2%
Fields Corp.	92	137,887
Namco Bandai Holdings, Inc.	16,500	168,623

	Shares	Value ($)
Tamron Co. Ltd.	12,100	143,660
		450,170

Media 0.2%
Fuji Media Holdings, Inc.	122	198,771
SKY Perfect JSAT Holdings, Inc.	596	274,133
		472,904

Multiline Retail 1.2%
Don Quijote Co. Ltd.	17,600	416,324
H2O Retailing Corp.	26,000	162,832
Isetan Mitsukoshi Holdings Ltd.	90,300	1,030,514
Parco Co. Ltd.	15,900	146,473
Ryohin Keikaku Co. Ltd.	11,700	604,712
		2,360,855

Specialty Retail 2.8%
Arc Land Sakamoto Co. Ltd.	17,200	219,164
Asahi Co. Ltd.	5,500	105,921
Bookoff Corp.	10,800	162,042
Fast Retailing Co. Ltd.	4,000	504,343
Kohnan Shoji Co. Ltd.	13,400	150,830
Komeri Co. Ltd.	23,100	682,706
Nitori Co. Ltd.	15,600	1,326,395
Point, Inc.	7,700	508,535
Shimamura Co. Ltd.	2,900	285,088
Xebio Co. Ltd.	44,600	1,044,718
Yamada Denki Co. Ltd.	6,650	451,021
		5,440,763

Textiles, Apparel and Luxury Goods 0.4%
ASICS Corp.	51,000	470,971
Gunze Ltd.	50,000	227,895
		698,866
Total Consumer Discretionary		37,506,488

Consumer Staples 5.4%
Beverages 0.3%
Kirin Holdings Co. Ltd.	34,000	519,706

Food and Staples Retailing 2.2%
Arcs Co. Ltd.	13,300	211,164
CREATE SD HOLDINGS Co. Ltd.	9,700	223,265
GROWELL HOLDINGS Co. Ltd.	5,300	126,187
Itochu-Shokuhin Co. Ltd.	4,000	141,352
Lawson, Inc.	4,700	218,459
Maxvalu Tokai Co. Ltd.	13,300	185,891

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments – The Japan Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Okuwa Co. Ltd.	36,000	398,225
S Foods, Inc.	22,500	215,574
Seven & I Holdings Co. Ltd.	81,900	1,952,208
Sundrug Co. Ltd.	15,000	404,030
Yaoko Co. Ltd.	5,200	187,893
		4,264,248

Food Products 1.5%
Ajinomoto Co., Inc.	178,000	1,778,946
Fuji Oil Co. Ltd.	13,900	195,698
Kameda Seika Co. Ltd.	5,500	103,787
Marudai Food Co. Ltd.	109,000	339,702
Mitsui Sugar Co. Ltd.	55,000	193,379
Morinaga Milk Industry Co. Ltd.	51,000	253,895
		2,865,407

Household Products 0.8%
Unicharm Corp.	17,100	1,621,657

Tobacco 0.6%
Japan Tobacco, Inc.	360	1,225,903
Total Consumer Staples		10,496,921

Energy 0.9%
Energy Equipment and Services 0.4%
Modec, Inc.	34,700	706,186

Oil, Gas and Consumable Fuels 0.5%
Cosmo Oil Co. Ltd.	32,000	88,421
INPEX CORP.	67	568,157
Itochu Enex Co. Ltd.	24,300	141,073
Japan Petroleum Exploration Co.	3,600	182,512
		980,163
Total Energy		1,686,349

Financials 12.2%
Capital Markets 0.3%
Daiwa Securities Group, Inc.	28,000	144,042
Monex Group, Inc.	606	217,096
Tokai Tokyo Financial Holdings	77,000	240,394
		601,532

Commercial Banks 6.0%
Bank of Yokohama Ltd.	44,000	214,052
Chiba Bank Ltd.	148,000	911,102
Juroku Bank Ltd.	31,000	105,848
Keiyo Bank Ltd.	55,000	280,190

	Shares	Value ($)
Mie Bank Ltd.	43,000	141,154
Mitsubishi UFJ Financial Group, Inc.	724,300	3,874,479
Mizuho Financial Group, Inc.	405,800	802,120
Musashino Bank Ltd.	7,000	211,672
Seven Bank Ltd.	81	199,945
Sumitomo Mitsui Financial Group, Inc.	109,700	3,797,546
Sumitomo Trust & Banking Co. Ltd.	219,000	1,151,369
		11,689,477

Consumer Finance 0.2%
Aeon Credit Service Co. Ltd.	15,900	158,842
Jaccs Co. Ltd.	94,000	214,789
		373,631

Diversified Financial Services 0.9%
Fuyo General Lease Co. Ltd.	6,300	140,700
ORIX Corp.	24,200	1,471,382
Osaka Securities Exchange Co. Ltd.	43	194,575
		1,806,657

Insurance 3.0%
Aioi Insurance Co. Ltd.	331,000	1,676,770
Mitsui Sumitomo Insurance Group Holdings, Inc.	35,400	974,896
Sony Financial Holdings, Inc.	345	987,495
Tokio Marine Holdings, Inc.	79,700	2,303,795
		5,942,956

Real Estate Management and Development 1.8%
Daibiru Corp.	26,700	230,072
Daiwa House Industry Co. Ltd.	43,000	450,630
Hulic Co. Ltd.	18,700	137,623
Sumitomo Real Estate Sales Co. Ltd.	7,020	248,529
Sumitomo Realty & Development Co. Ltd.	127,000	2,300,378
Tokyo Tatemono Co. Ltd.	36,000	174,306
		3,541,538
Total Financials		23,955,791

Health Care 4.2%
Health Care Equipment and Supplies 1.0%
As One Corp.	13,900	263,827
Nihon Kohden Corp.	12,300	204,625
Terumo Corp.	26,500	1,451,328
		1,919,780

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Providers and Services 0.2%
BML, Inc.	9,700	280,306
Toho Holdings Co. Ltd.	17,200	236,649
		516,955

Health Care Technology 0.1%
So-net M3, Inc.	53	185,630

Pharmaceuticals 2.9%
Astellas Pharma, Inc.	4,400	180,804
Daiichi Sankyo Co. Ltd.	38,400	792,184
Eisai Co. Ltd.	25,100	940,707
Kaken Pharmaceutical Co. Ltd.	29,000	271,832
KYORIN Co. Ltd.	12,000	203,856
Kyowa Hakko Kirin Co. Ltd.	70,000	882,912
Shionogi & Co. Ltd.	54,000	1,275,334
Takeda Pharmaceutical Co. Ltd.	18,500	770,641
Torii Pharmaceutical Co. Ltd.	2,100	40,120
Tsumura & Co.	9,700	349,211
		5,707,601
Total Health Care		8,329,966

Industrials 19.6%
Air Freight and Logistics 0.1%
Kintetsu World Express, Inc.	9,900	231,259

Building Products 2.4%
Asahi Glass Co. Ltd.	23,000	184,224
Bunka Shutter Co. Ltd.	84,000	317,826
Daikin Industries Ltd.	74,300	2,657,845
Nippon Sheet Glass Co. Ltd.	147,000	488,482
Sanwa Holdings Corp.	126,000	431,908
Sekisui Jushi Corp.	17,000	148,456
TOTO Ltd.	70,000	435,522
		4,664,263

Commercial Services and Supplies 1.4%
Aeon Delight Co. Ltd.	5,200	73,373
Moshi Moshi Hotline, Inc.	10,050	195,958
Nippon Kanzai Co. Ltd.	5,700	106,387
Nissha Printing Co. Ltd.	7,700	391,900
Park24 Co. Ltd.	36,000	413,765
Secom Co. Ltd.	22,200	1,112,639
Sohgo Security Services Co. Ltd.	42,800	505,884
		2,799,906

Construction and Engineering 0.5%
Kajima Corp.	79,000	201,261
Kinden Corp.	23,000	191,787

	Shares	Value ($)
Nippo Corp.	12,000	97,549
Nippon Densetsu Kogyo Co. Ltd.	22,000	207,395
Taihei Dengyo Kaisha Ltd.	15,000	181,392
Tsukishima Kikai Co. Ltd.	4,000	25,799
		905,183

Electrical Equipment 1.8%
Futaba Corp.	9,600	155,913
Mitsubishi Electric Corp.*	26,000	195,288
Sumitomo Electric Industries Ltd.	240,100	3,114,609
		3,465,810

Machinery 5.3%
Chugai Ro Co. Ltd.	34,000	102,507
Daifuku Co. Ltd.	2,500	16,680
Daihatsu Diesel Manufacturing Co. Ltd.	11,000	53,943
Ebara Corp.*	77,000	336,942
FANUC Ltd.	10,000	893,445
Glory Ltd.	26,200	642,341
Hitachi Zosen Corp.*	143,000	180,270
Japan Steel Works Ltd.	31,000	353,856
Kawasaki Heavy Industries Ltd.	272,000	685,417
Kitz Corp.	30,000	149,920
Komatsu Ltd.	68,300	1,268,285
Kubota Corp.	302,000	2,501,204
Mitsubishi Heavy Industries Ltd.	236,000	887,733
Mori Seiki Co. Ltd.	8,200	97,870
Nabtesco Corp.	31,000	367,384
Nachi-Fujikoshi Corp.	123,000	275,651
Namura Shipbuilding Co. Ltd.	20,800	124,406
NGK Insulators Ltd.	9,000	207,192
NSK Ltd.	37,000	227,918
Oiles Corp.	38,500	654,875
OKUMA Corp.	32,000	160,038
Sasebo Heavy Industries Co. Ltd.	84,000	172,871
		10,360,748

Road and Rail 3.2%
East Japan Railway Co.	55,400	3,978,435
Fukuyama Transporting Co. Ltd.	38,000	201,448
Hamakyorex Co. Ltd.	11,000	296,955
Nippon Express Co. Ltd.	223,000	900,888
Seino Holdings Co. Ltd.	56,000	482,349
West Japan Railway Co.	133	503,288
		6,363,363

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments – The Japan Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Trading Companies and Distributors 3.7%
Hanwa Co. Ltd.	57,000	205,228
ITOCHU Corp.	152,000	996,996
Marubeni Corp.	82,000	410,886
Mitsubishi Corp.	101,400	2,036,465
Mitsui & Co. Ltd.	110,200	1,434,212
Nishio Rent All Co. Ltd.	31,900	252,884
Sumitomo Corp.	41,100	419,898
Toshin Group Co. Ltd.	10,800	201,243
Toyota Tsusho Corp.	66,600	998,328
Trusco Nakayama Corp.	13,000	223,913
		7,180,053

Transportation 0.7%
Iino Kaiun Kaisha Ltd.	41,900	201,460
Mitsui O.S.K. Lines Ltd.	163,000	959,752
Nippon Yusen K.K.	44,000	169,389
		1,330,601

Transportation Infrastructure 0.5%
Mitsubishi Logistics Corp.	39,000	469,464
Mitsui-Soko Co. Ltd.	35,000	132,701
Nissin Corp.	82,000	212,823
Sumitomo Warehouse Co. Ltd.	41,000	197,380
		1,012,368
Total Industrials		38,313,554

Information Technology 19.2%

Computers and Peripherals 2.6%
Fujitsu Ltd.	414,000	2,681,366
Hitachi Maxell Ltd.	36,900	709,502
Melco Holdings, Inc.	20,900	370,969
Toshiba Corp.*	274,000	1,425,161
		5,186,998

Electronic Equipment and Instruments 8.2%
FUJIFILM Holdings Corp.	14,400	428,238
Hakuto Co. Ltd.	15,200	147,710
Hamamatsu Photonics K.K.	9,100	216,762
Hitachi High — Technologies Corp.	80,600	1,669,400
Hitachi Ltd.*	457,000	1,397,310
Hosiden Corp.	27,900	377,286
HOYA Corp.	66,900	1,569,160
Ibiden Co. Ltd.	47,200	1,739,885
Keyence Corp.	6,300	1,339,550
Mabuchi Motor Co. Ltd.	13,600	688,835
Nichicon Corp.	13,400	170,167
Nidec Corp.	47,100	3,819,006

	Shares	Value ($)
Nihon Dempa Kogyo Co. Ltd.	4,700	90,256
Shimadzu Corp.	16,000	115,265
Shinko Shoji Co. Ltd.	17,000	145,170
TDK Corp.	17,500	1,003,113
Yamatake Corp.	5,500	123,311
Yaskawa Electric Corp.	134,000	959,859
		16,000,283

Communications Equipment 0.1%
Hitachi Kokusai Electric, Inc.	18,000	139,853

Internet Software and Services 0.5%
GMO Internet, Inc.	39,900	174,516
Internet Initiative Japan, Inc.	45	104,172
Kakaku.com, Inc.	51	187,126
Yahoo! Japan Corp.	1,859	628,035
		1,093,849

IT Services 0.9%
CAC Corp.	19,200	151,403
Hitachi Information Systems Ltd.	8,100	260,415
IT Holdings Corp.	9,800	134,576
Nihon Unisys Ltd.	112,300	1,012,530
NTT Data Corp.	64	204,225
		1,763,149

Office Electronics 2.1%
Brother Industries Ltd.	21,000	251,678
Canon, Inc.	91,000	3,640,342
Ricoh Co. Ltd.	14,000	201,893
		4,093,913

Semiconductors and Semiconductor Equipment 2.8%
Disco Corp.	27,200	1,799,206
Mimasu Semiconductor Industry Co. Ltd.	21,400	303,788
Rohm Co. Ltd.	13,600	945,962
Tokyo Electron Ltd.	36,300	2,294,472
ULVAC, Inc.	6,700	175,364
		5,518,792

Software 2.0%
Nintendo Co. Ltd.	8,100	2,071,150
OBIC Business Consultants Co. Ltd.	14,300	792,005
Square Enix Holdings Co. Ltd.	27,500	744,702
Trend Micro, Inc.	8,000	297,326
		3,905,183
Total Information Technology		37,702,020

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Materials 11.5%
Chemicals 8.1%
ADEKA Corp.	20,100	200,231
Arakawa Chemical Industries Ltd.	17,100	197,561
C Uyemura & Co. Ltd.	6,200	307,686
Daicel Chemical Industries Ltd.	123,000	736,495
Fujikura Kasei Co. Ltd.	18,700	104,643
Fuso Chemical Co. Ltd.	800	13,212
Hitachi Chemical Co. Ltd.	16,400	332,675
JSR Corp.	43,000	876,493
Kuraray Co. Ltd.	288,500	3,130,947
KUREHA Corp.	30,000	184,335
LINTEC Corp.	10,300	195,479
Nippon Kayaku Co. Ltd.	30,000	265,531
Nippon Synthetic Chemical Industry Co. Ltd.	7,000	47,654
Nissan Chemical Industries Ltd.	55,000	788,938
Nitta Corp.	6,800	104,375
Nitto Denko Corp.	45,000	1,368,690
Sakai Chemical Industry Co. Ltd.	39,000	171,306
SEC Carbon Ltd.	20,000	152,757
Shikoku Chemicals Corp.	42,000	257,449
Shin-Etsu Chemical Co. Ltd.	48,500	2,964,425
Showa Denko K.K.	204,000	412,575
Sumitomo Chemical Co. Ltd.	304,000	1,256,265
Taiyo Nippon Sanso Corp.	98,000	1,159,153
Takasago International Corp.	25,000	140,709
Tokai Carbon Co. Ltd.	31,000	145,494
Toray Industries, Inc.	67,000	403,472
		15,918,550

Construction Materials 0.1%
Sumitomo Osaka Cement Co. Ltd.	66,000	124,145

Containers and Packaging 0.3%
FP Corp.	2,600	134,480
Rengo Co. Ltd.	96,000	587,772
		722,252

Metals and Mining 2.5%
Chubu Steel Plate Co. Ltd.	51,500	396,014
Chuo Denki Kogyo Co. Ltd.	7,000	55,221
Daido Steel Co. Ltd.	43,000	155,168
Hitachi Metals Ltd.	20,000	202,853
JFE Holdings, Inc.	13,200	448,606
Kyoei Steel Ltd.	15,700	374,698
Nippon Steel Corp.	172,000	623,175

	Shares	Value ($)
Osaka Steel Co. Ltd.	30,200	526,385
OSAKA Titanium Technologies Co. Ltd.	1,700	48,227
Sanyo Special Steel Co. Ltd.	85,000	313,464
Sumitomo Metal Industries Ltd.	167,000	407,362
Sumitomo Metal Mining Co. Ltd.	16,000	260,528
Tokyo Steel Manufacturing Co. Ltd.	39,900	485,727
Yamato Kogyo Co. Ltd.	19,300	539,651
		4,837,079

Paper and Forest Products 0.5%
OJI Paper Co. Ltd.	219,000	985,877
Total Materials		22,587,903

Telecommunication Services 4.3%

Diversified Telecommunication Services 2.5%
Nippon Telegraph and Telephone Corp.	105,700	4,879,287

Wireless Telecommunication Services 1.8%
NTT DoCoMo, Inc.	1,547	2,465,159
Softbank Corp.	50,200	1,095,973
		3,561,132
Total Telecommunication Services		8,440,419

Utilities 1.3%

Electric Utilities 1.3%
Electric Power Development Co. Ltd.	32,500	1,028,932
Tokyo Electric Power Co., Inc.	54,700	1,434,584
Total Utilities		2,463,516
Total Common Stocks (Cost $160,921,718)		191,482,927
Total Investments 97.7% (Cost $160,921,718)		191,482,927

Percentages are based on net assets of $195,926,760.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $191,482,927, or 97.7% of net assets.

*	Non income-producing security.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments – The Japan Fund

as of September 30, 2009

Common Stocks (concluded)

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$191,482,927	$—	$191,482,927
Total Investments	$—	$191,482,927	$—	$191,482,927

Please refer to the Schedule of Investments for further breakout of each security by industry type.

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2009

Common Stocks 87.0%

	Shares	Value ($)
Australia 23.5%
Airlines 1.2%
Qantas Airways Ltd.^	35,927	90,453

Commercial Banks 6.2%
Australia & New Zealand Banking Group Ltd.^	12,359	264,938
Suncorp-Metway Ltd.	5,094	39,906
Westpac Banking Corp.^	7,243	166,873
		471,717

Construction Materials 0.6%
Adelaide Brighton Ltd.^	18,222	44,646

Diversified Financial Services 1.2%
Macquarie Group Ltd.^	1,842	94,873

Energy Equipment and Services 1.7%
WorleyParsons Ltd.^	4,950	129,511

Food and Staples Retailing 2.8%
Woolworths Ltd.^	8,200	211,277

Insurance 1.3%
QBE Insurance Group Ltd.^	4,887	103,372

Media 0.9%
Fairfax Media Ltd.^	48,000	72,730

Metals and Mining 5.4%
BHP Billiton Ltd.^	8,300	274,278
Rio Tinto Ltd.^	2,729	141,961
		416,239

Real Estate Investment Trusts (REITs) 2.2%
Stockland^	17,498	62,692
Westfield Group^	8,560	104,230
		166,922
Total Australia		1,801,740

China 16.8%
Automobiles 0.5%
Denway Motors Ltd.^	96,000	42,706

Commercial Banks 6.5%
China CITIC Bank — H Shares^	120,000	79,076
China Construction Bank Corp. — H Shares^	270,000	214,851
Industrial & Commercial Bank of China Ltd. — H Shares^	275,000	205,742
		499,669

	Shares	Value ($)
Computers and Peripherals 0.7%
Lenovo Group Ltd.^	120,000	53,109

Construction and Engineering 1.0%
China Railway Construction Corp. Ltd. — H Shares^	60,000	79,314

Health Care Equipment and Supplies 2.3%
Hengan International Group Co. Ltd.^	29,000	175,320

Insurance 2.4%
China Life Insurance Co. Ltd. — H Shares^	42,000	183,658

Oil, Gas and Consumable Fuels 2.8%
China Petroleum & Chemical Corp. — H Shares^	88,000	75,034
China Shenhua Energy Co. Ltd. — H Shares^	16,500	70,937
PetroChina Co. Ltd. — H Shares^	58,000	66,069
		212,040

Real Estate Management and Development 0.6%
Shimao Property Holdings Ltd.^	26,000	43,760
Total China		1,289,576

Hong Kong 8.7%
Commercial Banks 1.2%
BOC Hong Kong Holdings Ltd.^	43,500	95,107

Diversified Financial Services 0.4%
Hong Kong Exchanges & Clearing Ltd.^	1,800	32,331

Diversified Operations 0.6%
Hutchison Whampoa Ltd.^	6,000	42,980

Metals and Mining 0.6%
Real Gold Mining Ltd.*^	40,500	45,894

Real Estate Investment Trusts (REITs) 1.0%
The Link^	33,838	74,620

Real Estate Management and Development 4.9%
Cheung Kong Holdings Ltd.^	8,000	100,784
Hang Lung Properties Ltd.^	27,000	98,978
Kerry Properties Ltd.^	10,500	56,395

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Sun Hung Kai Properties Ltd.^	8,000	117,460
		373,617
Total Hong Kong		664,549

India 0.4%
Metals and Mining 0.4%
Sterlite Industries India Ltd., ADR	1,801	28,762
Total India		28,762

Indonesia 4.7%
Automobiles 1.0%
Astra International Tbk PT^	23,000	79,210

Commercial Banks 1.0%
Bank Danamon Indonesia Tbk PT^	146,000	74,362

Diversified Telecommunication Services 0.9%
Telekomunikasi Indonesia Tbk PT^	82,000	72,942

Gas Utilities 1.5%
Perusahaan Gas Negara PT^	300,000	113,280

Real Estate Management and Development 0.3%
Summarecon Agung Tbk PT^	385,000	23,096
Total Indonesia		362,890

Korea 11.3%
Airlines 0.5%
Korean Air Lines Co. Ltd.*^	850	34,527

Auto Components 2.9%
Hyundai Mobis^	1,600	223,802

Capital Markets 0.3%
KIWOOM Securities Co. Ltd.^	600	22,733

Commercial Banks 1.3%
KB Financial Group, Inc.*^	1,400	71,881
KB Financial Group, Inc., ADR*	571	29,389
		101,270

Diversified Financial Services 0.7%
Shinhan Financial Group Co. Ltd.*^	1,270	50,822

Food Products 0.4%
CJ CheilJedang Corp.^	170	29,871

	Shares	Value ($)
Household Durables 0.5%
Woongjin Coway Co. Ltd.^	1,290	41,383

Internet Software and Services 0.5%
NHN Corp.*^	240	35,334

Metals and Mining 1.2%
POSCO^	230	95,372

Multiline Retail 0.4%
Lotte Shopping Co. Ltd.^	114	30,673

Pharmaceuticals 0.7%
Yuhan Corp.^	320	51,725

Semiconductors and Semiconductor Equipment 1.9%
Samsung Electronics Co. Ltd.^	210	144,790
Total Korea		862,302

Malaysia 2.1%
Commercial Banks 0.5%
CIMB Group Holdings Bhd^	13,600	43,473

Food Products 0.6%
Kuala Lumpur Kepong Bhd.^	11,000	43,923

Hotels, Restaurants & Leisure 0.5%
Genting Bhd^	18,200	35,845

Transportation Infrastructure 0.5%
PLUS Expressways Bhd^	41,600	39,956
Total Malaysia		163,197

Philippines 1.2%
Commercial Banks 0.3%
Metropolitan Bank & Trust^	28,700	23,244

Diversified Financial Services 0.3%
Ayala Corp.^	3,000	19,146

Electric Utilities 0.3%
Energy Development Corp.^	228,380	22,587

Real Estate Management and Development 0.3%
Megaworld Corp.^	730,000	22,955
Total Philippines		87,932

Singapore 3.9%
Airlines 0.4%
Singapore Airlines Ltd.^	3,000	29,337

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Singapore (continued)
Commercial Banks 1.4%
DBS Group Holdings Ltd.^	12,000	112,308

Food Products 0.7%
Wilmar International Ltd.^	12,000	53,493

Industrial Conglomerates 0.9%
Keppel Corp. Ltd.^	12,000	68,549

Real Estate Management and Development 0.4%
CapitaLand Ltd.^	12,000	31,412

Transportation Infrastructure 0.1%
Singapore Airport Terminal Services Ltd.^	4,380	6,993
Total Singapore		302,092

Taiwan 11.1%
Capital Markets 0.3%
Polaris Securities Co. Ltd.*^	39,000	22,854

Chemicals 1.3%
Taiwan Fertilizer Co. Ltd.^	29,000	103,393

Computers and Peripherals 1.3%
Acer, Inc.^	30,300	77,322
HTC Corp.^	2,100	23,064
		100,386

Construction Materials 0.7%
Taiwan Cement Corp.^	46,000	51,411

Diversified Financial Services 1.8%
First Financial Holding Co. Ltd.^	77,900	48,518
Yuanta Financial Holding Co. Ltd.^	126,000	92,716
		141,234

Electronic Equipment and Instruments 3.4%
HON HAI Precision Industry Co. Ltd.^	65,500	262,100

Metals and Mining 0.6%
China Steel Corp.^	46,000	42,686

Semiconductors and Semiconductor Equipment 1.7%
Radiant Opto-Electronics Corp.^	35,020	41,450

	Shares	Value ($)
Taiwan Semiconductor Manufacturing Co. Ltd.^	43,214	86,756
		128,206
Total Taiwan		852,270

Thailand 3.3%
Commercial Banks 1.2%
Bangkok Bank PCL, NVDR^	25,000	90,496

Oil, Gas and Consumable Fuels 1.8%
Banpu PCL, NVDR^	5,500	70,746
PTT Exploration & Production PCL	16,000	69,201
		139,947

Real Estate Management and Development 0.3%
Amata Corp. PCL	94,900	24,712
Total Thailand		255,155
Total Common Stocks (Cost $4,917,675)		6,670,465

Preferred Stocks 2.4%

Korea 2.4%
Electronic Equipment and Instruments 2.4%
Samsung Electronics Co. Ltd., GDR^ 144A (Cost $91,464)	888	187,962

Participatory Notes 9.8%

India 9.8%
Construction and Engineering 0.8%
Jaiprakash Associates Ltd., American Style call warrants, expiring 05/26/2014, 144A(a)	12,322	60,501

Diversified Financial Services 1.4%
Housing Development Finance Corp. Ltd., American Style call warrants, expiring 01/30/17, 144A(b)	1,838	106,584

Electric Utilities 1.3%
ITC Ltd., American Style call warrants, expiring 05/03/12, 144A(a)	21,144	101,914

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2009

Participatory Notes (concluded)

	Shares	Value ($)
India (continued)
Independent Power Producers and Energy Traders 0.6%
Adani Power Ltd., American Style call warrants, expiring 08/06/14, 144A*(c)	20,627	43,694

IT Services 1.4%
Tata Consultancy Services Ltd., American Style call warrants, expiring 08/27/10, 144A(d)	8,412	108,338

Metals and Mining 1.0%
Sterlite Industries India Ltd., American Style call warrants, expiring 04/07/14, 144A(a)	2,790	44,780
Tata Steel Ltd., American Style call warrants, expiring 10/18/11, GDR, 144A*(c)	3,157	33,493
		78,273

Oil, Gas and Consumable Fuels 1.3%
Cairn India Ltd., American Style call warrants, expiring 01/23/17, 144A*(b)	5,972	32,507
Reliance Industries Ltd., American Style call warrants, expiring 06/23/14, 144A*(c)	1,575	72,084
		104,591

Real Estate Management and Development 2.0%
Unitech Ltd., American Style call warrants, expiring 04/21/2014, 144A(d)	68,000	151,939
Total India		755,834
Total Participatory Notes (Cost $614,258)		755,834

	Principal Amount ($)	Value ($)
Short-Term Investment 1.5%

United States 1.5%
State Street US Dollar Time Deposit, 0.01% due 10/01/09 (Cost $111,738)	111,738	111,738
Total Investments 100.7% (Cost $5,735,135)		7,725,999

Percentages are based on net assets of $7,669,463.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $6,666,457 or 86.9% of net assets.

*	Non income-producing security.

(a)	American Style call warrants issued by JPMorgan Structured Products.

(b)	American Style call warrants issued by Deutsche Bank AG London.

(c)	American Style call warrants issued by Merrill Lynch International and Co.

(d)	American Style call warrants issued by Morgan Stanley Asia Products.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $943,796 or 12.2% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$191,970	$6,478,495	$—	$6,670,465
Preferred Stocks	—	187,962	—	187,962
Participatory Notes	755,834	—	—	755,834
Short-Term Investment	—	111,738	—	111,738
Total Investments	$947,804	$6,778,195	$—	$7,725,999

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – India Fund

as of September 30, 2009

Common Stocks 97.4%

	Shares	Value ($)
Consumer Discretionary 11.4%
Automobiles 11.4%
Bajaj Auto Ltd.^	7,500	232,933
Hero Honda Motors Ltd.^	10,600	368,347
Mahindra & Mahindra Ltd.^	6,500	118,666
Tata Motors Ltd.^	20,000	245,613
		965,559
Total Consumer Discretionary		965,559

Consumer Staples 8.8%
Food Products 4.2%
McLeod Russel India Ltd.^	40,000	181,625
Shree Renuka Sugars Ltd.^	42,000	172,321
		353,946

Tobacco 4.6%
ITC Ltd.^	80,000	387,419
Total Consumer Staples		741,365

Energy 11.9%
Oil, Gas and Consumable Fuels 11.9%
Cairn India Ltd.*^	35,000	190,410
Reliance Industries Ltd.*^	18,000	819,454
Total Energy		1,009,864

Financials 28.0%
Commercial Banks 16.7%
Bank of India ^	20,000	172,524
HDFC Bank Ltd.^	17,500	600,313
ICICI Bank Ltd.^	27,500	514,960
State Bank of India Ltd.^	2,667	121,098
		1,408,895

Diversified Financial Services 4.1%
Housing Development Finance Corp. Ltd.^	6,000	345,627

Real Estate Management and Development 7.2%
Indiabulls Real Estate Ltd.*^	37,500	211,782
Unitech Ltd.^	180,000	397,765
		609,547
Total Financials		2,364,069

	Shares	Value ($)
Health Care 2.1%
Pharmaceuticals 2.1%
Dr. Reddys Laboratories Ltd.^	8,500	175,107
Total Health Care		175,107

Industrials 8.1%
Electrical Equipment 3.4%
Bharat Heavy Electricals Ltd.^	6,000	290,372

Industrial Conglomerates 4.7%
Jaiprakash Associates Ltd.^	60,000	296,072
Lanco Infratech Ltd.*^	10,259	101,083
		397,155
Total Industrials		687,527

Information Technology 13.2%
Internet Software and Services 7.9%
Infosys Technologies Ltd.^	14,000	670,182

IT Services 5.3%
MindTree Ltd.^	15,000	192,217
Tata Consultancy Services Ltd.^	20,000	256,322
		448,539
Total Information Technology		1,118,721

Materials 5.3%
Metals and Mining 5.3%
Sterlite Industries India Ltd.^	15,000	240,087
Tata Steel Ltd.^	20,000	210,586
		450,673
Total Materials		450,673

Telecommunication Services 2.1%
Wireless Telecommunication Services 2.1%
Reliance Communications Ltd.^	28,000	178,761
Total Telecommunication Services		178,761

Utilities 6.5%
Electric Utilities 2.3%
CESC Ltd.^	24,000	194,188

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments – India Fund

as of September 30, 2009

Common Stocks (concluded)

	Shares	Value ($)
Utilities (continued)
Independent Power Producers and Energy Traders 4.2%
Adani Power Ltd.*	75,000	158,871
GVK Power & Infrastructure Ltd.*^	200,000	193,053
		351,924
Total Utilities		546,112
Total Common Stocks (Cost $7,108,416)		8,237,758
Total Investments 97.4% (Cost $7,108,416)		8,237,758

Percentages are based on net assets of $8,455,756.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $8,078,887, or 95.5% of net assets.

*	Non income-producing security.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$158,871	$8,078,887	$—	$8,237,758
Total Investments	$158,871	$8,078,887	$—	$8,237,758

Please refer to the Schedule of Investments for further breakout of each security by industry type.

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2009

Common Stocks 98.6%^

	Shares	Value ($)
China 47.7%
Airlines 0.4%
Air China Ltd. — H Shares*	46,000	26,641

Automobiles 2.1%
Denway Motors Ltd.	80,000	35,588
Dongfeng Motor Group Co. Ltd. — H Shares	112,000	117,220
		152,808

Commercial Banks 12.0%
Bank of China Ltd. — H Shares	239,000	125,026
Bank of Communications Co. Ltd. — H Shares	91,000	110,055
China Construction Bank Corp. — H Shares	358,000	284,876
Industrial & Commercial Bank of China Ltd. — H Shares	457,000	341,905
		861,862

Computers and Peripherals 0.2%
Lenovo Group Ltd.	40,000	17,703

Construction and Engineering 0.8%
China Railway Construction Corp. Ltd. — H Shares	41,000	54,198

Diversified Operations 0.4%
China Resources Enterprise Ltd.	10,000	28,910

Electric Utilities 0.2%
Huaneng Power International, Inc. — H Shares	26,000	17,028

Health Care Equipment and Supplies 3.0%
Hengan International Group Co. Ltd.	35,000	211,593

Industrial Conglomerates 1.5%
Shanghai Industrial Holdings Ltd.	24,000	108,234

Insurance 4.0%
China Life Insurance Co. Ltd. — H Shares	66,000	288,605

Internet Software and Services 2.0%
Tencent Holdings Ltd.	9,000	144,721

Machinery 0.6%
Weichai Power Co. Ltd. — H Shares	8,000	41,791

	Shares	Value ($)
Marine 0.4%
COSCO Pacific Ltd.	20,000	28,509

Metals and Mining 3.4%
Aluminum Corp. of China Ltd. — H Shares*	40,000	43,591
Angang Steel Co. Ltd. — H Shares	12,000	22,441
Citic Pacific Ltd.	5,000	13,048
Jiangxi Copper Co. Ltd. — H Shares	60,000	132,982
Maanshan Iron & Steel Co. Ltd. — H Shares*	48,000	28,601
		240,663

Oil, Gas and Consumable Fuels 9.0%
China Petroleum & Chemical Corp. — H Shares	182,000	155,184
China Shenhua Energy Co. Ltd. — H Shares	31,000	133,275
CNOOC Ltd.	135,000	182,897
PetroChina Co. Ltd. — H Shares	150,000	170,869
		642,225

Real Estate Management and Development 2.6%
China Overseas Land & Investment Ltd.	78,000	167,295
Shimao Property Holdings Ltd.	13,000	21,880
		189,175

Transportation 0.5%
China COSCO Holdings Co. Ltd. — H Shares	24,000	28,452
China Shipping Development Co. Ltd. — H Shares	7,000	8,705
		37,157

Wireless Telecommunication Services 4.6%
China Mobile Ltd.	33,500	328,548
Total China		3,420,371

Hong Kong 20.2%
Airlines 0.2%
Cathay Pacific Airways Ltd.*	8,000	12,646

Commercial Banks 2.8%
Bank of East Asia Ltd.	1,440	5,162
BOC Hong Kong Holdings Ltd.	62,000	135,554
Hang Seng Bank Ltd.	4,200	60,109
		200,825

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments – Greater China Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Distributors 0.2%
Li & Fung Ltd.	4,000	16,315

Diversified Financial Services 1.1%
China Everbright Ltd.	6,000	13,547
Hong Kong Exchanges & Clearing Ltd.	3,800	68,255
		81,802

Diversified Operations 6.0%
Hutchison Whampoa Ltd.	30,000	214,898
Swire Pacific Ltd. — A Shares	9,000	105,613
Swire Pacific Ltd. — B Shares	22,500	49,185
Wharf Holdings Ltd.	11,000	58,033
		427,729

Electric Utilities 1.3%
CLP Holdings Ltd.	14,000	95,258

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	2,000	5,047

Real Estate Investment Trusts (REITs) 1.1%
The Link	36,218	79,868

Real Estate Management and Development 6.5%
Cheung Kong Holdings Ltd.	12,000	151,176
Hang Lung Properties Ltd.	1,000	3,666
Hongkong Land Holdings Ltd.	8,000	34,592
New World Development Co. Ltd.	26,000	54,943
Sun Hung Kai Properties Ltd.	15,000	220,237
		464,614

Textiles, Apparel and Luxury Goods 0.9%
Esprit Holdings Ltd.	8,000	53,651
Yue Yuen Industrial Holdings Ltd.	5,000	14,014
		67,665
Total Hong Kong		1,451,769

Taiwan 30.7%
Capital Markets 0.1%
Polaris Securities Co. Ltd.*	6,000	3,516

Chemicals 3.5%
Formosa Plastics Corp.	60,990	123,863
Taiwan Fertilizer Co. Ltd.	35,000	124,785
		248,648

	Shares	Value ($)
Computers and Peripherals 5.4%
Acer, Inc.	62,620	159,799
Chicony Electronics Co. Ltd.	44,070	99,413
HTC Corp.	6,300	69,193
Quanta Computer, Inc.	29,290	61,537
		389,942

Construction Materials 1.0%
Taiwan Cement Corp.	67,000	74,882

Diversified Financial Services 3.7%
SinoPac Financial Holdings Co. Ltd.*	237,000	96,812
Yuanta Financial Holding Co. Ltd.	229,000	168,507
		265,319

Electronic Equipment and Instruments 8.2%
Chroma ATE, Inc.	13,654	26,504
Delta Electronics, Inc.	41,820	118,673
HON HAI Precision Industry Co. Ltd.	110,600	442,569
		587,746

Food and Staples Retailing 0.7%
President Chain Store Corp.	21,584	52,820

Hotels, Restaurants & Leisure 1.0%
Formosa International Hotels Corp.	5,500	68,974

Leisure Equipment and Products 1.4%
Giant Manufacturing Co. Ltd.	36,000	97,204

Metals and Mining 1.1%
China Steel Corp.	85,000	78,876

Semiconductors and Semiconductor Equipment 4.6%
Radiant Opto-Electronics Corp.	31,930	37,793
Siliconware Precision Industries Co.	66,000	93,100
Taiwan Semiconductor Manufacturing Co. Ltd.	100,629	202,021
		332,914
Total Taiwan		2,200,841
Total Common Stocks (Cost $5,277,665)		7,072,981
Total Investments 98.6% (Cost $5,277,665)		7,072,981

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2009

Common Stocks (concluded)

Percentages are based on net assets of $7,170,343.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $7,072,981, or 98.6% of net assets.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$7,072,981	$—	$7,072,981
Total Investments	$—	$7,072,981	$—	$7,072,981

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments – Global Equity Income Fund

as of September 30, 2009

Common Stocks 97.6%

	Shares	Value ($)
Australia 4.4%
Beverages 0.3%
Coca-Cola Amatil Ltd.^	1,997	17,258

Commercial Banks 0.3%
Westpac Banking Corp.^	805	18,547

Diversified Financial Services 0.3%
Macquarie Group Ltd.^	362	18,645

Health Care Equipment and Supplies 0.5%
Cochlear Ltd.^	505	29,710

Metals and Mining 1.2%
BHP Billiton Ltd.^	2,135	70,552

Real Estate Investment Trusts (REITs) 1.1%
Westfield Group^	5,680	69,162

Textiles, Apparel and Luxury Goods 0.7%
Billabong International Ltd.^	3,732	39,318
Total Australia		263,192

Brazil 1.9%
Commercial Banks 0.2%
Banco Bradesco S.A., ADR	500	9,945

Metals and Mining 0.8%
Vale S.A., ADR	2,100	48,573

Oil, Gas and Consumable Fuels 0.9%
Petroleo Brasileiro — Petrobras S.A., ADR	1,400	55,034
Total Brazil		113,552

Canada 1.2%
Commercial Banks 1.2%
Bank of Nova Scotia	1,620	73,945
Total Canada		73,945

Chile 0.7%
Chemicals 0.5%
Sociedad Quimica y Minera de Chile S.A., ADR	800	31,304

Commercial Banks 0.2%
Banco Santander Chile, ADR	200	11,508
Total Chile		42,812

	Shares	Value ($)
China 0.4%
Wireless Telecommunication Services 0.4%
China Mobile Ltd.^	2,500	24,519
Total China		24,519

Finland 0.4%
Communications Equipment 0.4%
Nokia Oyj	1,775	26,104
Total Finland		26,104

France 4.4%
Diversified Telecommunication Services 1.0%
France Telecom S.A.^	2,233	59,730

Insurance 1.2%
AXA S.A.^	1,394	37,720
SCOR SE^	1,341	36,670
		74,390

Oil, Gas and Consumable Fuels 1.0%
Total S.A.^	995	59,234

Pharmaceuticals 0.9%
Sanofi-Aventis S.A.^	727	53,373

Textiles, Apparel and Luxury Goods 0.3%
LVMH Moet Hennessy Louis Vuitton S.A.^	208	20,947
Total France		267,674

Germany 1.6%
Diversified Telecommunication Services 0.5%
Deutsche Telekom AG^	2,198	30,052

Electric Utilities 0.5%
E.ON AG^	717	30,446

Software 0.6%
SAP AG^	781	38,055
Total Germany		98,553

Greece 0.9%
Hotels, Restaurants & Leisure 0.9%
OPAP S.A.^	2,091	54,071
Total Greece		54,071

Hong Kong 0.2%
Communications Equipment 0.1%
VTech Holdings Ltd.^	1,000	8,600

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Real Estate Investment Trusts (REITs) 0.1%
The Link^	2,563	5,652
Total Hong Kong		14,252

India 0.3%
Commercial Banks 0.3%
ICICI Bank Ltd., ADR	500	19,280
Total India		19,280

Ireland 0.2%
Construction Materials 0.2%
CRH PLC^	422	11,696
Total Ireland		11,696

Italy 4.4%
Electric Utilities 2.2%
Enel SpA^	9,432	59,899
Terna — Rete Elettrica Nazionale SpA^	17,549	68,464
		128,363

Oil, Gas and Consumable Fuels 2.2%
ENI SpA^	5,345	133,822
Total Italy		262,185

Japan 11.0%
Automobiles 1.2%
Toyota Motor Corp.^	1,800	70,841

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc .^	3,100	16,583

Diversified Consumer Services 0.4%
Benesse Holdings, Inc.^	500	24,439

Electronic Equipment and Instruments 0.4%
HOYA Corp.^	1,000	23,455

Food and Staples Retailing 0.6%
Lawson, Inc.^	800	37,185

Household Products 0.8%
Kao Corp.^	2,000	49,304

Metals and Mining 0.8%
Sumitomo Metal Mining Co. Ltd.^	3,000	48,849

Office Electronics 1.4%
Canon, Inc.^	2,100	84,008

	Shares	Value ($)
Oil, Gas and Consumable Fuels 0.3%
Showa Shell Sekiyu K.K.^	1,000	10,889
TonenGeneral Sekiyu K.K.^	1,000	9,738
		20,627

Pharmaceuticals 1.3%
Santen Pharmaceutical Co. Ltd.^	700	25,724
Takeda Pharmaceutical Co. Ltd.^	1,200	49,988
		75,712

Real Estate Investment Trusts (REITs) 0.6%
Japan Real Estate Investment Corp.^	2	16,317
Nippon Building Fund, Inc.^	2	17,810
		34,127

Road and Rail 0.7%
East Japan Railway Co.^	600	43,088

Software 0.9%
Oracle Corp. Japan^	800	35,517
Trend Micro, Inc.^	500	18,583
		54,100

Trading Companies and Distributors 0.5%
Mitsubishi Corp.^	1,600	32,134

Wireless Telecommunication Services 0.8%
NTT DoCoMo, Inc.^	31	49,399
Total Japan		663,851

Malaysia 0.5%
Hotels, Restaurants & Leisure 0.2%
Berjaya Sports Toto Bhd^	9,242	11,823

Tobacco 0.3%
British American Tobacco Malaysia Bhd^	1,300	16,530
Total Malaysia		28,353

Singapore 0.8%
Air Freight and Logistics 0.1%
Singapore Post Ltd.^	13,000	8,523

Real Estate Investment Trusts (REITs) 0.2%
CapitaMall Trust^	9,000	11,744

Wireless Telecommunication Services 0.5%
StarHub Ltd.^	19,000	29,220
Total Singapore		49,487

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments – Global Equity Income Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Spain 0.7%
Diversified Telecommunication Services 0.7%
Telefonica S.A.^	1,518	41,900
Total Spain		41,900

Sweden 0.6%
Machinery 0.3%
Atlas Copco AB — B Shares^	1,530	17,493

Specialty Retail 0.3%
Hennes & Mauritz AB — B Shares^	312	17,533
Total Sweden		35,026

Switzerland 2.9%
Insurance 1.0%
Zurich Financial Services AG^	256	61,010

Pharmaceuticals 1.9%
Novartis AG^	549	27,560
Roche Holding AG^	513	83,043
		110,603
Total Switzerland		171,613

Taiwan 1.4%
Diversified Telecommunication Services 0.5%
Chunghwa Telecom Co. Ltd., ADR	1,687	30,434

Metals and Mining 0.3%
China Steel Corp.^	19,817	18,389

Semiconductors and Semiconductor Equipment 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.^	16,079	32,280
Total Taiwan		81,103

United Kingdom 10.4%
Beverages 0.8%
Diageo PLC^	3,019	46,376

Commercial Banks 2.2%
HSBC Holdings PLC^	11,397	130,470

Consumer Finance 0.4%
Provident Financial PLC^	1,592	23,128

Food and Staples Retailing 0.4%
Tesco PLC^	3,739	23,925

	Shares	Value ($)
Insurance 0.4%
Aviva PLC^	3,566	25,564

Media 0.4%
Pearson PLC	1,954	24,077

Oil, Gas and Consumable Fuels 2.5%
Royal Dutch Shell PLC — B Shares^	5,460	151,691

Pharmaceuticals 1.8%
GlaxoSmithKline PLC^	5,656	111,299

Tobacco 0.7%
British American Tobacco PLC^	1,302	40,919

Wireless Telecommunication Services 0.8%
Vodafone Group PLC^	20,557	46,139
Total United Kingdom		623,588

United States 48.3%
Aerospace and Defense 0.2%
Honeywell International, Inc.	400	14,860

Auto Components 1.0%
Johnson Controls, Inc.	2,300	58,788

Beverages 2.4%
Coca-Cola Co.	1,800	96,660
PepsiCo, Inc.	800	46,928
		143,588

Chemicals 1.3%
E. I. du Pont de Nemours & Co.	2,400	77,136

Commercial Services and Supplies 1.2%
Automatic Data Processing, Inc.	900	35,370
Waste Management, Inc.	1,200	35,784
		71,154

Distributors 0.8%
Genuine Parts Co.	1,300	49,478

Diversified Financial Services 4.9%
JPMorgan Chase & Co.	1,900	83,258
NYSE Euronext	1,000	28,890
U.S. Bancorp	4,100	89,626
Wells Fargo & Co.	3,400	95,812
		297,586

Diversified Operations 1.5%
General Electric Co.	5,600	91,952

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Diversified Telecommunication Services 1.8%
AT&T, Inc.	1,700	45,917
Verizon Communications, Inc.	2,000	60,540
		106,457

Electric Utilities 4.6%
Duke Energy Corp.	5,700	89,718
Exelon Corp.	1,900	94,278
Southern Co.	3,000	95,010
		279,006

Electrical Equipment 1.7%
Emerson Electric Co.	2,500	100,200

Food and Staples Retailing 0.4%
Sysco Corp.	1,100	27,335

Food Products 1.9%
HJ Heinz Co.	600	23,850
Kraft Foods, Inc. — Class A	3,400	89,318
		113,168

Health Care Equipment and Supplies 0.5%
Medtronic, Inc.	900	33,120

Hotels, Restaurants & Leisure 1.1%
McDonald’s Corp.	1,200	68,484

Household Products 2.1%
Procter & Gamble Co.	2,200	127,424

Insurance 0.6%
Aflac, Inc.	800	34,192

Metals and Mining 0.5%
Southern Copper Corp.	1,000	30,690

Multi-Utilities 0.5%
Consolidated Edison, Inc.	700	28,658

Oil, Gas and Consumable Fuels 2.7%
Chevron Corp.	1,700	119,731
Exxon Mobil Corp.	600	41,166
		160,897

Paper and Forest Products 0.5%
Plum Creek Timber Co., Inc.	900	27,576

Pharmaceuticals 4.9%
Bristol-Myers Squibb Co.	2,500	56,300
Eli Lilly & Co.	2,100	69,363
Johnson & Johnson	900	54,801

	Shares	Value ($)
Merck & Co., Inc.	3,600	113,868
		294,332

Real Estate Investment Trusts (REITs) 0.9%
AvalonBay Communities, Inc.	300	21,819
Corporate Office Properties Trust	600	22,128
Washington Real Estate Investment Trust	300	8,640
		52,587

Road and Rail 0.4%
Ryder System, Inc.	700	27,342

Semiconductors and Semiconductor Equipment 2.4%
Intel Corp.	4,800	93,936
Microchip Technology, Inc.	1,200	31,800
Xilinx, Inc.	700	16,394
		142,130

Software 1.5%
Microsoft Corp.	3,400	88,026

Textiles, Apparel and Luxury Goods 0.4%
Tiffany & Co.	600	23,118

Thrifts and Mortgage Finance 1.7%
Hudson City Bancorp, Inc.	3,800	49,970
New York Community Bancorp, Inc.	4,600	52,532
		102,502

Tobacco 3.9%
Altria Group, Inc.	6,100	108,641
Philip Morris International, Inc.	2,600	126,724
		235,365
Total United States		2,907,151
Total Common Stocks (Cost $5,042,893)		5,873,907
Total Investments 97.6% (Cost $5,042,893)		5,873,907

Percentages are based on net assets of $6,020,598.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $2,636,552, or 43.8% of net assets.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments – Global Equity Income Fund

as of September 30, 2009

Common Stocks (concluded)

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,237,355	$2,636,552	$—	$5,873,907
Total Investments	$3,237,355	$2,636,552	$—	$5,873,907

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2009

Common Stocks 85.2%

	Shares	Value ($)
Brazil 8.4%
Diversified Financial Services 1.6%
Cia Brasileira de Meios de Pagamento	12,381	122,859

Household Durables 2.6%
PDG Realty S.A. Empreendimentos e Participacoes	25,000	207,440

Household Products 1.8%
Hypermarcas S.A.*	7,100	139,026

Oil, Gas and Consumable Fuels 2.4%
Petroleo Brasileiro — Petrobras S.A., ADR	4,800	188,688
Total Brazil		658,013

China 16.2%
Commercial Banks 7.9%
Bank of China Ltd. — H Shares^	439,000	229,649
China Construction Bank Corp. — H Shares^	311,000	247,476
Industrial & Commercial Bank of China Ltd. — H Shares^	189,000	141,400
		618,525

Insurance 1.1%
China Life Insurance Co. Ltd. — H Shares^	20,000	87,456

Internet Software and Services 2.5%
NetEase.com, Inc., ADR*	4,300	196,424

Metals and Mining 0.6%
China Zhongwang Holdings Ltd.*^	52,400	51,033

Oil, Gas and Consumable Fuels 3.1%
CNOOC Ltd.^	182,000	246,572

Real Estate Management and Development 1.0%
China Resources Land Ltd.^	34,681	75,365
Total China		1,275,375

Czech Republic 1.1%
Electric Utilities 1.1%
CEZ AS^	1,669	89,683
Total Czech Republic		89,683

	Shares	Value ($)
Hong Kong 2.4%
Household Products 1.5%
GOME Electrical Appliances Holdings Ltd.*^	461,000	122,186

Marine 0.9%
Pacific Basin Shipping Ltd.^	104,000	68,058
Total Hong Kong		190,244

India 1.3%
Oil, Gas and Consumable Fuels 1.3%
Reliance Industries Ltd., GDR, 144A*^	1,150	105,916
Total India		105,916

Indonesia 1.5%
Commercial Banks 0.5%
Bank Rakyat Indonesia^	51,272	39,533

Diversified Telecommunication Services 1.0%
Telekomunikasi Indonesia Tbk PT^	88,000	78,279
Total Indonesia		117,812

Israel 0.9%
Diversified Telecommunication Services 0.9%
Bezeq Israeli Telecommunication Corp. Ltd.^	32,339	69,601
Total Israel		69,601

Korea, Republic of 14.3%
Auto Components 1.3%
Hyundai Mobis^	739	103,368

Commercial Banks 1.6%
Industrial Bank of Korea*^	10,480	127,759

Construction and Engineering 2.0%
GS Engineering & Construction Corp.^	1,003	78,147
Hyundai Development Co.^	2,160	78,254
		156,401
Insurance 1.4%
Samsung Fire & Marine Insurance Co. Ltd.^	562	114,720

Internet Software and Services 0.9%
NHN Corp.*^	475	69,933

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Korea, Republic of (continued)
Metals and Mining 1.6%
POSCO, ADR	1,200	124,728

Semiconductors and Semiconductor Equipment 4.4%
Samsung Electronics Co. Ltd., GDR, 144A	1,010	344,410

Tobacco 1.1%
KT&G Corp.^	1,436	86,985
Total Korea, Republic of		1,128,304

Luxembourg 1.5%
Metals and Mining 1.5%
Ternium S.A., ADR*	4,400	117,040
Total Luxembourg		117,040

Malaysia 2.1%
Commercial Banks 1.2%
CIMB Group Holdings Bhd^	29,300	93,658

Wireless Telecommunication Services 0.9%
Axiata Group Bhd*^	84,825	75,650
Total Malaysia		169,308

Mexico 4.1%
Household Durables 2.2%
Corp. GEO SAB de C.V. — Series B*	64,100	174,296

Wireless Telecommunication Services 1.9%
America Movil SAB de C.V. — Series L	69,600	152,380
Total Mexico		326,676

Peru 4.1%
Commercial Banks 1.8%
Credicorp Ltd.	1,780	138,413

Metals and Mining 2.3%
Cia de Minas Buenaventura S.A., ADR	5,200	183,092
Total Peru		321,505

Russia 7.3%
Diversified Telecommunication Services 1.1%
Vimpel-Communications, ADR*	4,500	84,150

	Shares	Value ($)
Metals and Mining 1.8%
Novolipetsk Steel OJSC, GDR, 144A*	5,600	142,520

Oil, Gas and Consumable Fuels 4.4%
Gazprom OAO, ADR^	4,356	101,810
LUKOIL OAO, ADR	2,900	157,180
Rosneft Oil Co., GDR*	11,550	86,856
		345,846
Total Russia		572,516

South Africa 7.3%
Commercial Banks 1.3%
Standard Bank Group Ltd.^	7,679	99,442

Construction and Engineering 1.7%
Murray & Roberts Holdings Ltd.^	17,365	138,726

Metals and Mining 1.0%
ArcelorMittal South Africa Ltd.^	5,042	80,826

Oil, Gas and Consumable Fuels 0.7%
Sasol Ltd.^	1,379	52,439

Pharmaceuticals 1.6%
Aspen Pharmacare Holdings Ltd.*^	15,574	128,785

Wireless Telecommunication Services 1.0%
MTN Group Ltd.^	4,670	76,162
Total South Africa		576,380

Taiwan 11.1%
Chemicals 1.7%
Taiwan Fertilizer Co. Ltd.^	37,000	131,915

Diversified Financial Services 1.7%
Chinatrust Financial Holding Co. Ltd.^	7,257	4,698
Fubon Financial Holding Co. Ltd.*^	117,000	131,954
		136,652

Electronic Equipment and Instruments 2.4%
HON HAI Precision Industry Co. Ltd.^	47,390	189,633

Semiconductors and Semiconductor Equipment 5.3%
MediaTek, Inc.^	12,012	200,372

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2009

Common Stocks (concluded)

	Shares	Value ($)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,532	214,071
		414,443
Total Taiwan		872,643

Turkey 1.6%
Commercial Banks 1.6%
Turkiye Is Bankasi — C Shares^	32,842	129,148
Total Turkey		129,148
Total Common Stocks (Cost $4,669,006)		6,720,164

Preferred Stocks 6.8%

Brazil 6.8%
Commercial Banks 2.1%
Itau Unibanco Holding S.A.	8,054	162,298

Independent Power Producers and Energy Traders 1.8%
AES Tiete S.A.	12,300	138,719

Metals and Mining 2.9%
Vale S.A. — A Shares	11,232	232,045
Total Brazil		533,062
Total Preferred Stocks (Cost $335,515)		533,062

Participatory Notes 7.2%

India 7.2%
Automobiles 1.7%
Hero Honda Motors Ltd., American Style call warrants, expiring 11/15/2013, 144A(a)	3,916	136,142

	Shares	Value ($)
Commercial Banks 1.7%
Axis Bank Ltd., American Style call warrants, expiring 06/25/2014, 144A(a)	6,546	134,057

Diversified Financial Services 1.6%
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 01/24/2013, 144A(a)	40,155	121,913
Real Estate Management and Development 2.2%
Unitech Ltd., American Style call warrants, expiring 04/21/2014, 144A(b)	78,995	176,507
Total India		568,619
Total Participatory Notes (Cost $463,991)		568,619
Total Investments 99.2% (Cost $5,468,512)		7,821,845

Percentages are based on net assets of $7,881,766.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $3,946,591, or 50.1% of net assets.

(a)	American Style call warrants issued by JPMorgan International.

(b)	American Style call warrants issued by Morgan Stanley Asia Products.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $1,161,465 or 14.7% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,773,573	$3,946,591	$—	$6,720,164
Preferred Stocks	533,062	—	—	533,062
Participatory Notes	568,619	—	—	568,619
Total Investments	$3,875,254	$3,946,591	$—	$7,821,845

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2009

Common Stocks 97.9%

	Shares	Value ($)
Australia 1.6%
Chemicals 1.6%
Incitec Pivot Ltd.^	41,463	103,083
Total Australia		103,083

Brazil 1.6%
Diversified Financial Services 1.6%
Cia Brasileira de Meios de Pagamento	10,093	100,155
Total Brazil		100,155

Canada 1.6%
Oil, Gas and Consumable Fuels 1.6%
Ultra Petroleum Corp.*	2,093	102,473
Total Canada		102,473

China 4.0%
Commercial Banks 2.2%
Bank of China Ltd. — H Shares^	270,000	141,242

Internet Software and Services 1.8%
NetEase.com, Inc., ADR*	2,500	114,200
Total China		255,442

France 2.9%
Commercial Banks 2.9%
Societe Generale^	2,275	183,321
Total France		183,321

Germany 2.4%
Electric Utilities 2.4%
E.ON AG^	3,617	153,589
Total Germany		153,589

Hong Kong 2.3%
Real Estate Management and Development 2.3%
Sun Hung Kai Properties Ltd.^	10,000	146,825
Total Hong Kong		146,825

Indonesia 1.6%
Diversified Telecommunication Services 1.6%
Telekomunikasi Indonesia Tbk PT, ADR	2,800	99,960
Total Indonesia		99,960

	Shares	Value ($)
Israel 2.0%
Pharmaceuticals 2.0%
Teva Pharmaceutical Industries Ltd., ADR	2,600	131,456
Total Israel		131,456

Japan 14.3%
Auto Components 1.9%
Aisin Seiki Co. Ltd.^	5,100	123,215

Automobiles 2.2%
Toyota Motor Corp.^	3,500	137,746

Commercial Banks 1.5%
Sumitomo Mitsui Financial Group, Inc.^	2,700	93,467

Household Durables 3.8%
Panasonic Corp.^	8,000	117,052
Sekisui House Ltd.^	14,000	125,390
		242,442

Oil, Gas and Consumable Fuels 1.7%
INPEX Corp.^	13	110,239

Real Estate Management and Development 1.8%
Mitsui Fudosan Co. Ltd.^	7,000	117,331

Trading Companies and Distributors 1.4%
ITOCHU Corp.^	14,000	91,828
Total Japan		916,268

Korea 2.2%
Semiconductors and Semiconductor Equipment 2.2%
Samsung Electronics Co. Ltd., GDR, 144A	407	138,787
Total Korea, Republic Of		138,787

Netherlands 2.1%
Computers and Peripherals 2.1%
Gemalto NV*^	2,867	133,727
Total Netherlands		133,727

Russia 1.8%
Oil, Gas and Consumable Fuels 1.8%
Rosneft Oil Co., GDR*	15,250	114,680
Total Russia		114,680

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Spain 4.6%
Commercial Banks 2.9%
Banco Santander S.A.^	11,710	189,184

Electronic Equipment and Instruments 1.7%
Iberdrola Renovables S.A.^	22,086	108,765
Total Spain		297,949

Switzerland 6.7%
Capital Markets 1.9%
Credit Suisse Group AG^	2,175	121,061

Electrical Equipment 2.1%
ABB Ltd.^	6,686	134,360

Pharmaceuticals 2.7%
Roche Holding AG^	1,076	174,180
Total Switzerland		429,601

United Kingdom 8.8%
Energy Equipment and Services 2.0%
Petrofac Ltd.^	7,955	125,793

Insurance 1.6%
Amlin PLC	16,295	99,871

Metals and Mining 2.0%
ArcelorMittal^	3,495	130,435

Oil, Gas and Consumable Fuels 3.2%
BP PLC^	23,177	205,278
Total United Kingdom		561,377

United States 37.4%
Biotechnology 1.9%
Gilead Sciences, Inc.*	2,593	120,782

Capital Markets 2.2%
Morgan Stanley	4,652	143,654

Chemicals 1.9%
Monsanto Co.	1,607	124,382

Commercial Services and Supplies 2.7%
Republic Services, Inc.	6,491	172,466

Computers and Peripherals 7.0%
Apple, Inc.*	1,177	218,180
Hewlett-Packard Co.	4,929	232,698
		450,878

	Shares/ Principal Amount	Value ($)
Diversified Financial Services 5.4%
Bank of America Corp.	9,131	154,497
JPMorgan Chase & Co.	4,432	194,210
		348,707

Food and Staples Retailing 2.7%
CVS Caremark Corp.	4,810	171,909

Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	2,112	120,532

Insurance 2.1%
Hartford Financial Services Group, Inc.	4,996	132,394

Internet Software and Services 3.0%
Google, Inc. — Class A*	384	190,406

Machinery 1.9%
AGCO Corp.*	4,394	121,406

Multiline Retail 1.6%
Family Dollar Stores, Inc.	4,000	105,600

Oil, Gas and Consumable Fuels 3.1%
Anadarko Petroleum Corp.	3,116	195,467
Total United States		2,398,583
Total Common Stocks (Cost $4,930,470)		6,267,276

Short-Term Investment 2.7%

United States 2.7%
State Street US Dollar Time Deposit, 0.01% due 10/01/09 (Cost $173,845)	173,845	173,845
Total Investments 100.6% (Cost $5,104,315)		6,441,121

Percentages are based on net assets of $6,402,897.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $2,967,111, or 46.3% of net assets.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2009

Common Stocks (concluded)

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $138,787 or 2.2% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,300,165	$2,967,111	$—	$6,267,276
Short-Term Investment	—	173,845	—	173,845
Total Investments	$3,300,165	$3,140,956	$—	$6,441,121

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Growth Equity Fund

as of September 30, 2009

Common Stocks 97.1%

	Shares	Value ($)
Australia 3.5%
Metals and Mining 3.5%
Alumina Ltd.*^	28,570	45,422
Lihir Gold Ltd.*^	4,890	12,243
Rio Tinto Ltd.^	2,790	145,134
		202,799
Total Australia		202,799

Austria 0.5%
Electric Utilities 0.5%
Verbund — Oesterreichische Elektrizitaetswirtschafts AG — Class A	620	31,346
Total Austria		31,346

Belgium 1.5%
Beverages 1.5%
Anheuser-Busch InBev NV^	1,918	87,702
Total Belgium		87,702

Canada 8.2%
Aerospace and Defense 1.6%
Bombardier, Inc. — B Shares	20,400	94,698

Metals and Mining 3.5%
Goldcorp, Inc.	3,200	129,184
Kinross Gold Corp.	3,500	75,950
		205,134

Oil, Gas and Consumable Fuels 1.5%
EnCana Corp.	1,450	83,534

Road and Rail 1.6%
Canadian National Railway Co.	1,840	90,621
Total Canada		473,987

Denmark 1.2%
Beverages 1.2%
Carlsberg A/S — B Shares^	990	72,073
Total Denmark		72,073

France 2.3%
Energy Equipment and Services 1.3%
Technip S.A.^	1,120	71,693

Oil, Gas and Consumable Fuels 1.0%
Total S.A.^	990	58,936
Total France		130,629

	Shares	Value ($)
Germany 6.4%
Chemicals 1.2%
BASF SE^	1,340	70,946

Pharmaceuticals 1.7%
Bayer AG^	1,430	99,041

Semiconductors and Semiconductor Equipment 1.5%
Aixtron AG^	670	18,261
Infineon Technologies AG*^	11,700	66,033
		84,294

Software 2.0%
SAP AG^	2,350	114,507
Total Germany		368,788

Hong Kong 4.9%
Commercial Banks 1.5%
BOC Hong Kong Holdings Ltd.^	40,000	87,455

Diversified Operations 1.1%
Swire Pacific Ltd. — A Shares^	5,500	64,541

Real Estate Management and Development 2.3%
Sun Hung Kai Properties Ltd.^	9,000	132,142
Total Hong Kong		284,138

Italy 0.8%
Electrical Equipment 0.8%
Prysmian SpA^	2,600	48,870
Total Italy		48,870

Japan 15.3%
Auto Components 1.1%
Denso Corp.^	2,300	66,851

Automobiles 2.0%
Honda Motor Co. Ltd.^	3,900	118,256

Building Products 1.0%
Asahi Glass Co. Ltd.^	7,000	56,068

Chemicals 0.9%
Shin-Etsu Chemical Co. Ltd.^	900	55,010

Computers and Peripherals 1.1%
Toshiba Corp.*^	12,000	62,416

Internet and Catalog Retail 1.6%
Rakuten, Inc.^	137	91,070

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Schedule of Investments – International Growth Equity Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Japan (continued)
Machinery 2.5%
FANUC Ltd.^	1,100	98,279
Kubota Corp.^	6,000	49,693
		147,972

Metals and Mining 1.1%
JFE Holdings, Inc.^	1,800	61,173

Office Electronics 1.7%
Canon, Inc.^	2,400	96,009

Specialty Retail 0.6%
Fast Retailing Co. Ltd.^	300	37,826

Trading Companies and Distributors 1.7%
Mitsubishi Corp.^	4,900	98,409
Total Japan		891,060

Netherlands 2.3%
Semiconductors and Semiconductor Equipment 1.8%
ASML Holding NV^	3,600	106,160

Transportation Infrastructure 0.5%
Koninklijke Vopak NV*^	450	29,258
Total Netherlands		135,418

Singapore 4.7%
Commercial Banks 1.8%
United Overseas Bank Ltd.^	9,000	106,456

Diversified Telecommunication Services 0.9%
Singapore Telecommunications Ltd.^	23,000	52,806

Food Products 1.3%
Wilmar International Ltd.^	17,000	75,782

Hotels, Restaurants & Leisure 0.7%
Genting Singapore PLC*^	51,000	40,187
Total Singapore		275,231

Spain 3.1%
Diversified Telecommunication Services 3.1%
Telefonica S.A.^	6,620	182,727
Total Spain		182,727

	Shares	Value ($)
Sweden 1.4%
Diversified Telecommunication Services 1.4%
Tele2 AB — B Shares^	6,030	80,159
Total Sweden		80,159

Switzerland 16.6%
Capital Markets 2.1%
Credit Suisse Group AG^	2,220	123,566

Construction Materials 1.1%
Holcim Ltd.*^	920	63,290

Electrical Equipment 2.1%
ABB Ltd.^	5,965	119,871

Food Products 4.4%
Nestle S.A.^	6,040	257,665

Pharmaceuticals 6.9%
Novartis AG^	4,610	231,424
Roche Holding AG^	1,060	171,590
		403,014
Total Switzerland		967,406

United Kingdom 24.4%
Commercial Banks 4.5%
Barclays PLC*^	15,270	90,246
Standard Chartered PLC^	6,890	169,882
		260,128

Energy Equipment and Services 1.4%
AMEC PLC^	6,960	84,080

Food and Staples Retailing 1.5%
Tesco PLC^	14,000	89,582

Food Products 2.8%
Unilever PLC^	5,620	160,535

Metals and Mining 5.8%
BHP Billiton PLC^	8,569	235,493
Xstrata PLC*^	6,960	102,501
		337,994

Oil, Gas and Consumable Fuels 2.5%
BG Group PLC^	4,640	80,752
Heritage Oil PLC*^	2,460	19,339
Tullow Oil PLC^	2,470	44,620
		144,711

Pharmaceuticals 1.5%
AstraZeneca PLC^	1,910	85,638

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Growth Equity Fund

as of September 30, 2009

Common Stocks (concluded)

	Shares	Value ($)
United Kingdom (continued)
Software 1.1%
Autonomy Corp. PLC*^	2,415	63,015

Textiles, Apparel and Luxury Goods 0.5%
Burberry Group PLC	3,500	28,163

Tobacco 2.8%
British American Tobacco PLC^	5,140	161,540
Total United Kingdom		1,415,386
Total Common Stocks (Cost $4,681,006)		5,647,719

Rights NM

Singapore NM
Hotels, Restaurants & Leisure NM
Genting Singapore PLC*, expires 10/12/09 at 0.80 SGD^ (Cost $0)	10,200	2,317

Short-Term Investment 5.8%

	Principal Amount	Value ($)
United States 5.8%
State Street US Dollar Time Deposit, 0.01% due 10/01/09 (Cost $334,294)	334,294	334,294
Total Investments 102.9% (Cost $5,015,300)		5,984,330

Percentages are based on net assets of $5,813,954.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $5,116,540, or 88.0% of net assets.

NM	— Less than 0.05%.
SGD	— Singapore Dollar.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$533,496	$5,114,223	$—	$5,647,719
Rights	—	2,317	—	2,317
Short-Term Investment	—	334,294	—	334,294
Total Investments	$533,496	$5,450,834	$—	$5,984,330

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Schedule of Investments – International Equity Fund

as of September 30, 2009

Common Stocks 63.7%

	Shares	Value ($)
Finland 1.1%
Communications Equipment 1.1%
Nokia Oyj	4,650	68,386
Total Finland		68,386

France 12.2%
Chemicals 1.6%
Air Liquide S.A.^	936	106,440

Commercial Banks 1.8%
BNP Paribas^	640	51,189
Societe Generale^	800	64,464
		115,653

Construction and Engineering 1.5%
Bouygues S.A.^	1,850	94,286

Electrical Equipment 0.6%
Schneider Electric S.A.^	400	40,579

Energy Equipment and Services 0.5%
Cie Generale de Geophysique-Veritas*^	1,300	30,425

Insurance 0.9%
AXA S.A.^	2,200	59,529

Media 3.1%
Lagardere SCA^	1,350	62,993
Vivendi^	4,400	136,442
		199,435

Multi-Utilities 1.2%
GDF Suez^	1,789	79,986

Personal Products 1.0%
L’Oreal S.A.^	620	61,974
Total France		788,307

Germany 8.5%
Capital Markets 0.4%
Deutsche Bank AG^	300	23,032

Diversified Financial Services 0.9%
Deutsche Boerse AG^	700	57,210

Electric Utilities 1.4%
E.ON AG^	2,200	93,419

Health Care Equipment and Supplies 1.5%
Fresenius SE^	1,950	96,039

	Shares	Value ($)
Health Care Providers and Services 0.7%
Rhoen-Klinikum AG^	1,700	43,306

Industrial Conglomerates 2.3%
Siemens AG^	1,600	148,313

Software 0.4%
Software AG^	330	27,995

Textiles, Apparel and Luxury Goods 0.9%
Adidas AG^	1,150	60,879
Total Germany		550,193

Greece 1.0%
Commercial Banks 1.0%
National Bank of Greece S.A.*^	1,850	66,898
Total Greece		66,898

Italy 1.9%
Aerospace and Defense 0.8%
Finmeccanica SpA^	3,000	53,081

Oil, Gas and Consumable Fuels 1.1%
ENI SpA^	2,950	73,859
Total Italy		126,940

Netherlands 6.4%
Aerospace and Defense 1.4%
European Aeronautic Defence and Space Co. NV^	4,200	94,376

Diversified Financial Services 1.6%
ING Groep NV*^	5,700	101,849

Diversified Telecommunication Services 0.6%
Koninklijke KPN NV^	2,200	36,509

Oil, Gas and Consumable Fuels 2.3%
Royal Dutch Shell PLC — A Shares^	5,200	148,143

Semiconductors and Semiconductor Equipment 0.5%
STMicroelectronics NV^	3,600	34,024
Total Netherlands		414,901

Norway 1.6%
Energy Equipment and Services 0.7%
Petroleum Geo-Services ASA*^	4,500	44,095

The accompanying notes are an integral part of the financial statements.

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Schedule of Investments – International Equity Fund

as of September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Norway (continued)
Oil, Gas and Consumable Fuels 0.9%
StatoilHydro ASA^	2,600	58,432
Total Norway		102,527

Spain 2.8%
Commercial Banks 1.8%
Banco Bilbao Vizcaya Argentaria S.A.^	2,200	39,151
Banco Santander S.A.^	5,100	82,395
		121,546

Diversified Telecommunication Services 1.0%
Telefonica S.A.^	2,300	63,485
Total Spain		185,031

Sweden 1.0%
Communications Equipment 1.0%
Telefonaktiebolaget LM Ericsson — B Shares^	6,600	66,213
Total Sweden		66,213

Switzerland 11.0%
Capital Markets 2.2%
GAM Holding Ltd.^	1,100	55,074
UBS AG*^	4,800	87,976
		143,050

Food Products 3.2%
Nestle S.A.^	4,850	206,900

Insurance 1.1%
Zurich Financial Services AG^	290	69,113

Pharmaceuticals 4.5%
Novartis AG^	2,450	122,991
Roche Holding AG^	1,050	169,971
		292,962
Total Switzerland		712,025

United Kingdom 16.2%
Beverages 0.3%
Diageo PLC^	1,400	21,506

Commercial Banks 2.7%
HSBC Holdings PLC^	11,000	125,925
Lloyds Banking Group PLC*^	31,200	51,810
		177,735

	Shares	Value ($)
Electric Utilities 1.1%
Scottish & Southern Energy PLC^	3,800	71,250

Energy Equipment and Services 1.2%
John Wood Group PLC^	15,700	76,463

Food and Staples Retailing 1.1%
Tesco PLC^	11,000	70,386

Hotels, Restaurants & Leisure 1.1%
Compass Group PLC^	11,600	70,958

Insurance 1.8%
Prudential PLC^	3,700	35,606
RSA Insurance Group PLC^	37,000	79,203
		114,809

Metals and Mining 2.2%
Anglo American PLC*^	1,750	55,708
BHP Billiton PLC^	1,568	43,092
Rio Tinto PLC^	671	28,793
Xstrata PLC*^	1,200	17,673
		145,266

Pharmaceuticals 0.9%
GlaxoSmithKline PLC^	3,100	61,002

Road and Rail 0.8%
National Express Group PLC^	6,500	49,722

Textiles, Apparel and Luxury Goods 0.8%
Kesa Electricals PLC^	23,100	53,076

Wireless Telecommunication Services 2.2%
Vodafone Group PLC^	63,100	141,623
Total United Kingdom		1,053,796
Total Common Stocks (Cost $3,262,644)		4,135,217

Mutual Funds 35.0%

United States 35.0%
Asia Pacific ex Japan Fund Institutional Shares*+	49,600	760,864
The Japan Fund Institutional Shares*+	163,689	1,507,573
Total United States		2,268,437
Total Mutual Funds (Cost $1,851,994)		2,268,437

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Schedule of Investments – International Equity Fund

as of September 30, 2009

Rights NM (concluded)

	Shares	Value ($)
France NM
Commercial Banks NM
BNP Paribas Ltd.*, expires 10/12/09 at 40.00 EUR (Cost $0)	640	1,386
Total Investments 98.7% (Cost $5,114,638)		6,405,040

Percentages are based on net assets of $6,491,843.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $4,066,831, or 62.6% of net assets.

+	Affiliated issuer.

NM — Less than 0.05%.

EUR — Euro Dollar.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$68,386	$4,066,831	$—	$4,135,217
Mutual Funds	2,268,437	—	—	2,268,437
Rights	1,386	—	—	1,386
Total Investments	$2,338,209	$4,066,831	$—	$6,405,040

Please refer to the Schedule of Investments for further breakout of each security by geographical region and industry type.

The accompanying notes are an integral part of the financial statements.

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THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Assets & Liabilities

As of September 30, 2009

	The Japan Fund ($)		Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	191,482,927		7,725,999
Investments in affiliated issuers, at market	—		—

Total investments, at market	191,482,927		7,725,999

Cash	—		—
Foreign currency	3,682,522		118,179
Receivable for investment securities sold	1,308,868		257,702
Receivable for Fund shares sold	4,378		—
Dividends and interest receivable	1,193,128		9,040
Receivable from investment advisor	—		14,923
Deferred offering costs	—		19,545

Total Assets	197,671,823		8,145,388

Liabilities:
Due to custodian	—		—
Payable for investments purchased	1,160,695		382,246
Payable for Fund shares redeemed	134,500		—
Accrued investment advisor fees	5,069		—
Accrued distribution fees	33,292		3
Accrued directors’ and officers’ fees and expenses	30,172		389
Accrued chief executive officer fees	10,762		2,147
Accrued compliance services fees	9,529		1,902
Foreign capital gains taxes deferred	—		5,403
Other accrued expenses and payables	361,044		83,835

Total Liabilities	1,745,063		475,925

Net Assets	195,926,760		7,669,463

Net Assets Consist of:
Paid-in capital	261,654,402		4,976,424
Accumulated net investment income (loss)	921,361		47,226
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(97,424,655)		659,138
Net unrealized appreciation (depreciation) on:
Investments	30,561,209		1,985,461
Foreign currency related translations	214,443		1,214

Net Assets	195,926,760		7,669,463

Net Assets
Class A	1,110		1,635
Class C	1,108		4,952
Class I	1,507,688		7,662,876
Class S	194,416,854		—
Capital Shares Outstanding
Class A	121		107
Class C	121		325
Class I	163,689		499,600
Class S	20,944,664		—
Net Asset Value and Offering Price Per Share
Class A	9.16	(a)	15.31	(a)
Class C	9.14	(a)	15.22	(a)
Class I	9.21		15.34
Class S	9.28		—
Offering Price Per Share
Class A (100/94.25 of net assets)	9.72		16.24

Investments at cost for non-affiliated issuers	160,921,718		5,735,135
Investments at cost for affiliated issuers	—		—
Cost of cash denominated in foreign currencies	3,473,200		116,440

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)		Greater China Fund ($)		Global Equity Income Fund ($)		Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)		International Growth Equity Fund ($)	International Equity Fund ($)

8,237,758		7,072,981		5,873,907		7,821,845	6,441,121		5,984,330	4,136,603
—		—		—		—	—		—	2,268,437

8,237,758		7,072,981		5,873,907		7,821,845	6,441,121		5,984,330	6,405,040

42,016		45,085		92,519		98,941	—		—	50,314
282,665		93,981		72,857		10,884	1,450		13,520	52,899
47,450		—		58,843		—	5,015		110,856	—
—		—		—		—	—		—	—
426		11,747		24,380		5,308	14,465		11,869	13,292
15,742		7,627		11,344		6,106	—		36,285	32,367
23,034		19,570		19,546		19,619	19,546		20,829	19,546

8,649,091		7,250,991		6,153,396		7,962,703	6,481,597		6,177,689	6,573,458

—		—		—		—	—		48,727	—
—		—		45,372		—	—		231,694	—
—		—		—		—	—		—	—
—		—		—		—	2,422		—	—
2		3		2		18	3		2	3
395		390		378		378	381		377	379
2,158		2,146		2,098		2,146	2,106		2,094	2,093
1,927		1,906		1,854		2,181	2,137		2,129	1,850
113,422		—		—		—	—		—	—
75,431		76,203		83,094		76,214	71,651		78,712	77,290

193,335		80,648		132,798		80,937	78,700		363,735	81,615

8,455,756		7,170,343		6,020,598		7,881,766	6,402,897		5,813,954	6,491,843

5,005,023		5,005,579		5,079,001		5,049,705	5,004,924		5,005,016	5,005,009
—		76,650		35,984		51,797	50,461		16,357	—
2,435,291		291,853		71,099		426,904	10,389		(176,939)	196,395

1,015,920		1,795,316		831,014		2,353,333	1,336,806		969,030	1,290,402
(478)		945		3,500		27	317		490	37

8,455,756		7,170,343		6,020,598		7,881,766	6,402,897		5,813,954	6,491,843

1,687		1,430		1,201		42,355	1,277		1,160	1,295
4,748		5,341		3,194		13,700	4,543		4,138	4,668
8,449,321		7,163,572		6,016,203		7,825,711	6,397,077		5,808,656	6,485,880
—		—		—		—	—		—	—

100		100		101		2,711	100		100	100
283		376		270		882	358		359	362
500,000		500,000		507,346		500,000	500,000		500,000	500,000
—		—		—		—	—		—	—

16.87		14.30		11.85	(a)	15.62	12.77		11.60	12.95
16.77	(a)	14.22	(a)	11.85	(a)	15.53	12.70	(a)	11.53	12.88	(a)
16.90		14.33		11.86		15.65	12.79		11.62	12.97
—		—		—		—	—		—	—

17.90		15.17		12.57		16.57	13.55		12.31	13.74

7,108,416		5,277,665		5,042,893		5,468,512	5,104,315		5,015,300	3,262,644
—		—		—		—	—		—	1,851,994
283,142		93,039		78,768		10,838	1,443		7,764	53,481

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Statements of Operations

For the year/period ended September 30, 2009

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)*
Investment Income:
Dividends	3,362,450	134,121
Less: foreign taxes withheld	(235,304)	(7,389)
Interest income	1,289	—

Total Investment Income	3,128,435	126,732

Expenses:
Administration fees	327,833	124,155
Audit fees	29,568	22,125
Compliance services fees	82,927	11,879
Chief executive officer fees	197,507	25,403
Custodian fees	321,972	79,043
Directors’ and officers’ fees and expenses	135,779	17,615
Distribution fees — Class A	10	2
Distribution fees — Class C	7	20
Distribution fees — Class S	144,528	—
Investment advisor fees	1,087,392	49,648
Legal fees	494,134	48,702
Organizational costs	—	124,049
Amortization of offering costs	—	60,613
Principal financial officer fees	52,874	7,087
Registration fees	42,523	9,976
Reports to shareholders	122,324	23,619
Transfer agent fees	632,835	23,495
Other expenses	346,055	5,932

Total Expenses	4,018,268	633,363

Less: Fee waivers and expense reimbursements (See Note F)	(843,972)	(560,881)

Net Expenses	3,174,296	72,482

Net Investment Income (Loss)	(45,861)	54,250

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	(70,420,774)	659,138
Investments in affiliated issuers	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	914,642	(7,024)

Total Realized Gain (Loss)	(69,506,132)	652,114

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	58,936,860	1,990,864
Investments in affiliated issuers	—	—
Deferred foreign capital gains taxes	—	(5,403)
Foreign currency related translations	212,202	1,214

Net Change in Unrealized Appreciation (Depreciation)	59,149,062	1,986,675

Net Realized and Unrealized Gain (Loss)	(10,357,070)	2,638,789

Increase (Decrease) in Net Assets Resulting from Operations	(10,402,931)	2,693,039

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)*	Greater China Fund ($)*	Global Equity Income Fund ($)*	Global Emerging Markets Fund ($)*	Global Alpha Equity Fund ($)*	International Growth Equity Fund ($) *	International Equity Fund ($)*

70,336	165,571	186,336	160,159	114,627	130,846	104,718
—	(18,315)	(8,145)	(11,008)	(7,447)	(10,810)	(11,895)
—	46	—	—	3	4	—

70,336	147,302	178,191	149,151	107,183	120,040	92,823

124,155	124,155	124,155	124,155	124,155	124,155	124,155
22,143	22,124	22,102	22,127	22,107	22,100	22,104
11,889	11,862	11,648	14,465	14,288	14,212	11,654
25,423	25,362	25,025	25,402	25,124	24,995	25,030
42,869	52,591	77,754	47,974	35,174	40,118	54,880
17,632	17,569	17,309	17,592	17,390	17,279	17,306
2	2	2	11	2	2	2
10	16	8	45	14	8	13
—	—	—	—	—	—	—
55,608	53,218	34,303	54,567	44,126	51,069	22,328
53,499	50,513	52,708	49,694	47,581	164,841	48,855
139,169	132,449	123,649	124,249	124,249	175,611	123,649
71,430	60,688	60,613	60,839	60,613	64,595	60,613
7,109	7,076	6,932	7,092	6,972	6,919	6,937
9,961	9,971	9,956	9,973	9,962	12,405	9,952
23,779	23,620	23,620	23,620	23,620	25,424	23,620
23,361	23,401	23,361	23,395	23,383	23,387	23,383
5,685	2,850	2,903	5,724	2,932	2,849	2,848

633,724	617,467	616,048	610,924	581,692	769,969	577,329

(554,936)	(542,056)	(558,867)	(533,527)	(517,492)	(704,363)	(519,021)

78,788	75,411	57,181	77,397	64,200	65,606	58,308

(8,452)	71,891	121,010	71,754	42,983	54,434	34,515

2,466,265	291,853	71,099	426,904	10,389	(176,939)	194,346
—	—	—	—	—	—	6,475
(27,357)	—	—	—	—	—	—
4,835	4,759	(10,029)	(19,957)	7,395	(38,077)	(38,941)

2,443,743	296,612	61,070	406,947	17,784	(215,016)	161,880

1,129,342	1,795,316	831,014	2,353,333	1,336,806	969,030	873,959
—	—	—	—	—	—	416,443
(113,422)	—	—	—	—	—	—
(478)	945	3,500	27	317	490	37

1,015,442	1,796,261	834,514	2,353,360	1,337,123	969,520	1,290,439

3,459,185	2,092,873	895,584	2,760,307	1,354,907	754,504	1,452,319

3,450,733	2,164,764	1,016,594	2,832,061	1,397,890	808,938	1,486,834

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund	India Fund
	For the year ended September 30, 2009 ($)	For the year ended September 30, 2008 ($)	For the period ended September 30, 2009 ($)*	For the period ended September 30, 2009 ($)*
Operations:
Net investment income (loss)	(45,861)	(602,370)	54,250	(8,452)
Net realized gain (loss)	(69,506,132)	9,124,241	652,114	2,443,743
Net change in unrealized appreciation (depreciation)	59,149,062	(97,889,122)	1,986,675	1,015,442

Net Increase (Decrease) in Net Assets Resulting From Operations	(10,402,931)	(89,367,251)	2,693,039	3,450,733

Dividends to Shareholders From:
Net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	(548,623)	—	—	—

Total Dividends to Shareholders	(548,623)	—	—	—

Share Transactions (See Note I)
Proceeds from shares sold	5,874,670	14,296,622	5,202,065	5,005,023
Reinvestment of cash dividends	472,254	—	—	—
Cost of shares redeemed	(32,596,508)	(61,937,968)	(225,641)	—
Redemption fees	25,549	28,027	—	—

Net increase (decrease) in assets from fund share transactions	(26,224,035)	(47,613,319)	4,976,424	5,005,023

Increase (decrease) in net assets	(37,175,589)	(136,980,570)	7,669,463	8,455,756

Net Assets
Beginning of period	233,102,349	370,082,919	—	—

End of period	195,926,760	233,102,349	7,669,463	8,455,756

Accumulated net investment income (loss)	921,361	521,633	47,226	—

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Greater China Fund	Global Equity Income Fund	Global Emerging Markets Fund	Global Alpha Equity Fund	International Growth Equity Fund	International Equity Fund
For the period ended September 30, 2009 ($)*	For the period ended September 30, 2009 ($)*	For the period ended September 30, 2009 ($)*	For the period ended September 30, 2009 ($)*	For the period ended September 30, 2009 ($)*	For the period ended September 30, 2009 ($)*

71,891	121,010	71,754	42,983	54,434	34,515
296,612	61,070	406,947	17,784	(215,016)	161,880

1,796,261	834,514	2,353,360	1,337,123	969,520	1,290,439

2,164,764	1,016,594	2,832,061	1,397,890	808,938	1,486,834

—	(13)	—	—	—	—
—	(8)	—	—	—	—
—	(75,031)	—	—	—	—
—	—	—	—	—	—

—	(75,052)	—	—	—	—

5,005,579	5,004,004	5,049,705	5,005,007	5,005,016	5,005,009
—	75,052	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

5,005,579	5,079,056	5,049,705	5,005,007	5,005,016	5,005,009

7,170,343	6,020,598	7,881,766	6,402,897	5,813,954	6,491,843

—	—	—	—	—	—

7,170,343	6,020,598	7,881,766	6,402,897	5,813,954	6,491,843

76,650	35,984	51,797	50,461	16,357	—

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	(g)

Total income (loss) from investment operations	0.91

Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—	(h)

Net asset value, end of period	$9.16

Total return (%)(c)(d)	11.03	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	2.39	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (loss) (%)	(0.98	)**
Portfolio turnover rate (%)	140	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.91	(g)

Total income (loss) from investment operations	0.89

Distribution to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$9.14

Total return (%)(c)(d)	10.79	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	3.14	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (loss) (%)	(0.41	)**
Portfolio turnover rate (%)	140	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.92	(g)

Total income (loss) from investment operations	0.96

Distribution to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$9.21

Total return (%)(c)	11.64	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	2
Ratio of expenses before expense reductions (%)(f)	2.14	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (loss) (%)	0.62	**
Portfolio turnover rate (%)	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

70	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2006(a)		Year Ended December 31,
Class S	2009	2008	2007			2005	2004
Selected Per Share Data
Net asset value, beginning of year	$9.53	$12.94	$12.06	$13.24		$10.66	$9.54
Income (loss) from investment operations:
Net investment income (loss)(b)	— (d)	(0.02)	(0.03)	(0.01)		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.23)	(3.39)	0.91	(1.05)		2.65	1.19

Total income (loss) from investment operations	(0.23)	(3.41)	0.88	(1.06)		2.58	1.13

Distributions to shareholders from:
Net investment income	(0.02)	—	—	(0.13)		—	(0.02)
Redemption fees(b)	— (d)	— (d)	— (d)	0.01		— (d)	0.01

Net asset value, end of year	$9.28	$9.53	$12.94	$12.06		$13.24	$10.66

Total return (%)(c)	(2.34)	(26.35)	7.30	(7.91	)*	24.20	11.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year (in millions)	194	233	370	435		527	445
Ratio of expenses before expense reductions (%)(f)	2.22	1.69	1.43	1.39	**	1.66	1.49
Ratio of expenses after expense reductions (%)	1.75	1.63 (e)	1.43	1.39	**	1.59	1.39
Ratio of net investment income (loss) (%)	(0.03)	(0.19)	(0.20)	(0.11	)**	(0.68)	(0.62)
Portfolio turnover rate (%)	140	95	124	66	*	90	70

*	Not annualized.
**	Annualized.
(a)	For the nine months ended September 30, 2006.
(b)	Calculated based on average shares outstanding during the period.
(c)

Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee. From March 16, 2001 through December 28, 2008 the redemption fee was imposed on shareholders redeeming shares held less than six months.

(d)	Amount represents less than $0.01 per share.
(e)	The Fund received reimbursement from a third party for certain expenses during the period — See Note F.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.22

Total income (loss) from investment operations	5.31

Distribution to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$15.31

Total return (%)(c)(d)	53.10	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.19	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (loss) (%)	0.98	**
Portfolio turnover rate (%)	123	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.20

Total income (loss) from investment operations	5.22

Distribution to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$15.22

Total return (%)(c)(d)	52.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.94	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (loss) (%)	0.17	**
Portfolio turnover rate (%)	123	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.23

Total income (loss) from investment operations	5.34

Distribution to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$15.34

Total return (%)(c)	53.40	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8
Ratio of expenses before expense reductions (%)(f)	13.94	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (loss) (%)	1.20	**
Portfolio turnover rate (%)	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

72	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.96

Total income (loss) from investment operations	6.87

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$16.87

Total return (%)(c)(d)	68.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	13.80	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment income (loss) (%)	(1.02	)**
Portfolio turnover rate (%)	204	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.95

Total income (loss) from investment operations	6.77

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$16.77

Total return (%)(c)(d)	67.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.55	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment income (loss) (%)	(1.93	)**
Portfolio turnover rate (%)	204	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.97

Total income (loss) from investment operations	6.90

Distribution to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$16.90

Total return (%)(c)	69.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8
Ratio of expenses before expense reductions (%)(f)	13.55	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment income (loss) (%)	(0.77	)**
Portfolio turnover rate (%)	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12
Net realized and unrealized loss on investments and foreign currency transactions	4.18

Total (income) loss from investment operations	4.30

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$14.30

Total return (%)(c)(d)	43.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.11	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment income (loss) (%)	1.38	**
Portfolio turnover rate (%)	53	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10
Net realized and unrealized loss on investments and foreign currency transactions	4.12

Total loss from investment operations	4.22

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$14.22

Total return (%)(c)(d)	42.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.86	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment income (loss) (%)	1.11	**
Portfolio turnover rate (%)	53	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14
Net realized and unrealized loss on investments and foreign currency transactions	4.19

Total loss from investment operations	4.33

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$14.33

Total return (%)(c)	43.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7
Ratio of expenses before expense reductions (%)(f)	13.86	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment income (loss) (%)	1.62	**
Portfolio turnover rate (%)	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

74	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.76

Total income (loss) from investment operations	1.98

Distributions to shareholders from:
Net investment income	(0.13)
Redemption fees	—

Net asset value, end of period	$11.85

Total return (%)(c)(d)	20.03	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	16.34	**
Ratio of expenses after expense reductions (%)	1.75	**
Ratio of net investment income (loss) (%)	2.94	**
Portfolio turnover rate (%)	33	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.75

Total income (loss) from investment operations	1.93

Distributions to shareholders from:
Net investment income	(0.08)
Redemption fees	—

Net asset value, end of period	$11.85

Total return (%)(c)(d)	19.41	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	17.09	**
Ratio of expenses after expense reductions (%)	2.50	**
Ratio of net investment income (loss) (%)	2.37	**
Portfolio turnover rate (%)	33	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.77

Total income (loss) from investment operations	2.01

Distributions to shareholders from:
Net investment income	(0.15)
Redemption fees	—

Net asset value, end of period	$11.86

Total return (%)(c)	20.34	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	6
Ratio of expenses before expense reductions (%)(f)	16.09	**
Ratio of expenses after expense reductions (%)	1.50	**
Ratio of net investment income (loss) (%)	3.18	**
Portfolio turnover rate (%)	33	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	75

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.67

Total income (loss) from investment Operations	5.62

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$15.62

Total return (%)(c)(d)	56.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	13.58	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment income (loss) (%)	(0.45	)**
Portfolio turnover rate (%)	84	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.45

Total income (loss) from investment operations	5.53

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$15.53

Total return (%)(c)(d)	55.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.33	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment income (loss) (%)	0.79	**
Portfolio turnover rate (%)	84	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.51

Total income (loss) from investment operations	5.65

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$15.65

Total return (%)(c)	56.50	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8
Ratio of expenses before expense reductions (%)(f)	13.33	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment income (loss) (%)	1.58	**
Portfolio turnover rate (%)	84	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

76	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70

Total income (loss) from investment operations	2.77

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$12.77

Total return (%)(c)(d)	27.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	14.68	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (loss) (%)	0.83	**
Portfolio turnover rate (%)	66	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.69

Total income (loss) from investment operations	2.70

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$12.70

Total return (%)(c)(d)	27.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	15.43	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (loss) (%)	0.07	**
Portfolio turnover rate (%)	66	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70

Total income (loss) from investment operations	2.79

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$12.79

Total return (%)(c)	27.90	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	6
Ratio of expenses before expense reductions (%)(f)	14.43	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (loss) (%)	1.07	**
Portfolio turnover rate (%)	66	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	77

Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.51

Total income (loss) from investment operations	1.60

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$11.60

Total return (%)(c)(d)	16.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	20.75	**
Ratio of expenses after expense reductions (%)	2.01	**
Ratio of net investment income (loss) (%)	1.21	**
Portfolio turnover rate (%)	102	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50

Total income (loss) from investment operations	1.53

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$11.53

Total return (%)(c)(d)	15.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)	21.50	**
Ratio of expenses after expense reductions (%)	2.76	**
Ratio of net investment income (loss) (%)	0.43	**
Portfolio turnover rate (%)	102	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.51

Total income (loss) from investment operations	1.62

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$11.62

Total return (%)(c)	16.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	6
Ratio of expenses before expense reductions (%)(f)	20.50	**
Ratio of expenses after expense reductions (%)	1.76	**
Ratio of net investment income (loss) (%)	1.45	**
Portfolio turnover rate (%)	102	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05
Net realized and unrealized gain on investments and foreign currency transactions	2.90

Total income (loss) from operations	2.95

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$12.95

Total return (%)(c)(d)	29.50	*
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)(g)	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.75	**
Ratio of net investment income (loss) (%)(g)	0.64	**
Portfolio turnover rate (%)	48	*
Class C	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	2.89

Total income (loss) from operations	2.88

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of period	$12.88

Total return (%)(c)(d)	28.80	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)
Ratio of expenses before expense reductions (%)(f)(g)	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.50	**
Ratio of net investment income (loss) (%)(g)	(0.11	)**
Portfolio turnover rate (%)	48	*
Class I	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07
Net realized and unrealized gain on investments and foreign currency transactions	2.90

Total income (loss) from operations	2.97

Distributions to shareholders from:
Net investment income	—
Redemption fees	—

Net asset value, end of Year	$12.97

Total return (%)(c)	29.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year (in millions)	6
Ratio of expenses before expense reductions (%)(f)(g)	14.78	**
Ratio of expenses after expense reductions (%)(g)	1.50	**
Ratio of net investment income (loss) (%)(g)	0.89	**
Portfolio turnover rate (%)	48	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	79

Notes to Financial Statements

September 30, 2009

A. Organization

Nomura Partners Funds, Inc. (formerly, The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following nine series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund (formerly International 130/30 Equity Fund) and International Equity Fund (individually a “Fund” and collectively, the “Funds”). On June 29, 2009, International 130/30 Equity Fund changed its investment strategy and also changed its name to International Growth Equity Fund. Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund and Greater China Fund which are non-diversified.

The Funds commenced operations on December 29, 2008; with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund – Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares.

The investment objective of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S of The Japan Fund is closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class or Fund. Income, realized and unrealized capital gains and losses, and common expenses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of each Fund. Each class of shares differs in its respective distribution expenses. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

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September 30, 2009

Debt securities are valued as follows: if available, debt securities are priced based upon valuations provided by independent, third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued by an independent broker or pursuant to the Fair Value Procedures, as applicable.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US Dollars is calculated by converting the Local Currency into US Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

The prices for foreign securities are reported in local currency and converted to US Dollars using currency exchange rates.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate net asset values, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Board’s fair value pricing policies.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the US market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in US markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Corporation’s Fair Value Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

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September 30, 2009

The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s NAV are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board. The Funds use fair value pricing to seek to ensure that each Fund’s NAV reflects the value of its underlying portfolio securities. Securities for which fair valuation has been applied at September 30, 2009 are annotated within the Schedules of Investments.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.

The Corporation began using Financial Accounting Standards Board (“FASB”) Accounting Standards Codification No. 820, Fair Value Measurements (“ASC 820”), (formerly Statement of Financial Accounting Standards No. 157) effective October 1, 2008 which requires disclosure surrounding the various inputs that are used in determining the value of each Fund’s investments. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may use participatory notes, which function similar to American Depositary Receipts (“ADRs”) except that non-US-based brokerages, rather than US banks, are depositories for non-US-based securities on behalf of foreign investors. Non-US-based brokerages buy locally-based securities and then issue participatory notes to foreign investors. Any dividends and capital gains collected from the underlying securities are remitted to the foreign investor. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the non-US-based brokerage’s) ability to meet its obligations.

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September 30, 2009

Foreign Currency. The books and records of the Funds are maintained in US Dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into US Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into US Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts as hedges against specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal tax purposes. As of September 30, 2009, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its net realized capital gain, if any, annually. It will, if necessary, make additional distributions.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by the underlying Funds.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The Corporation identifies its major tax jurisdictions as US Federal, Maryland and foreign jurisdictions where the Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

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September 30, 2009

Income and Expense Allocation. Each Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering and Organizational Costs. Organizational costs for the Funds consist of incorporation fees and legal fees. These costs are expensed as incurred and are reflected on the Statements of Operations. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs incurred and expensed for the period ended September 30, 2009 were as follows:

Fund	Costs Incurred	Costs Expensed
The Japan Fund	$—	$—
Asia Pacific ex Japan Fund	80,158	60,613
India Fund	94,464	71,430
Greater China Fund	80,258	60,688
Global Equity Income Fund	80,159	60,613
Global Emerging Markets Fund	80,458	60,839
Global Alpha Equity Fund	80,159	60,613
International Growth Equity Fund	85,424	64,595
International Equity Fund	80,159	60,613

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time. Prior to December 26, 2008, a shareholder who redeems Class S shares of The Japan Fund within six months of purchase incurred a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions.

Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as realized gains of the Funds. Under these arrangements, the Funds received the below amounts in cash for the year/period ended September 30, 2009.

Fund	Commission Recapture Received
The Japan Fund	$9,181
Asia Pacific ex Japan Fund(1)	—
India Fund(1)	—
Greater China Fund(1)	—
Global Equity Income Fund(1)	—
Global Emerging Markets Fund(1)	—
Global Alpha Equity Fund(1)	—
International Growth Equity Fund(1)	—
International Equity Fund(1)	—

(1)	For the period December 29, 2008 to September 30, 2009.

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Nomura Partners Funds, Inc.

September 30, 2009

Accounting Pronouncements. In March 2008, FASB issued Accounting Standards Codification No. 815, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”) (formerly Statement of Financial Accounting Standards No. 161). ASC 815 is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 requires enhanced disclosures about fund derivative and hedging activities. There were no derivative instruments held by the Funds on September 30, 2009.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the year/period ended September 30, 2009, were as follows:

Fund	Purchases	Sales
The Japan Fund	$252,691,372	$278,095,480
Asia Pacific ex Japan Fund(1)	12,160,921	7,196,662
India Fund(1)	16,680,886	12,038,735
Greater China Fund(1)	8,026,252	3,040,440
Global Equity Income Fund(1)	6,592,821	1,621,027
Global Emerging Markets Fund(1)	10,003,548	4,961,940
Global Alpha Equity Fund(1)	8,424,310	3,504,229
International Growth Equity Fund(1)	9,829,833	4,971,888
International Equity Fund(1)	7,382,535	2,468,718

(1)	For the period December 29, 2008 to September 30, 2009.

D. Affiliated Parties and Transactions

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A. Inc. (“NAM USA”) or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the period ended September 30, 2009 were as follows:

Affiliated Fund Name	Balance of Shares Held 10/01/08*	Gross Additions	Gross Reductions	Balance of Shares Held 09/30/09	Fair Value at 09/30/09	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	—	$1,565,000	$190,912	163,689	$1,507,573	—	$(18,094)
Asia Pacific ex Japan Fund	—	695,000	223,569	49,600	760,864	—	24,569

Total	—	$2,260,000	$414,481	213,289	$2,268,437	—	$6,475

*	International Equity Fund commenced operations on December 29, 2008.

E. Investment Advisory Fees, Administrator and Other Related Parties

Investment Advisor. Effective November 1, 2008, NAM USA became the investment advisor (the “Advisor”) for The Japan Fund pursuant to an Investment Advisory Agreement. Effective December 22, 2008, NAM USA became the investment advisor for each of the other Funds. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and officers of the Corporation.

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September 30, 2009

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund*	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund

0.90% on the first $500 million;

0.85% on the next $500 million;

0.80% on the next $500 million;

0.75% on the next $500 million; and

0.70% on the Fund’s average daily net assets in excess of $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.
International Growth Equity Fund**	Through 06/28/2009: 1.55% 06/29/2009 to present: 1.05% on the first $1 billion; 0.95% on the next $1 billion; and 0.85% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85%

*	The calculation of the Fund’s average daily net assets excludes net assets invested in other Funds that are series of the Corporation.

**	The change in management fees for International Growth Equity Fund coincides with the name and investment strategy change. See Note A.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

Prior to November 1, 2008, Fidelity Management & Research Company (“FMR”) acted as the investment advisor to The Japan Fund pursuant to an Investment Advisory Agreement (the “Agreement”). Pursuant to the Agreement, FMR received a fee, which was calculated daily and paid monthly, at the annual rate of 0.60% of the Fund’s average daily net assets not exceeding $200 million; 0.55% of the Fund’s average daily net assets in excess of $200 million through $400 million; and 0.50% of the Fund’s average daily net assets in excess of $400 million.

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September 30, 2009

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
Global Alpha Equity Fund	Martin Currie
International Growth Equity Fund	McKinley Capital Management, LLC (“McKinley Capital”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

Prior to November 1, 2008, FMR entered into sub-advisory agreements that were approved by The Japan Fund’s shareholders. The following FMR affiliates assisted FMR with investments: Fidelity Investments Japan Limited (“FIJ”), Fidelity Management & Research (U.K.), Inc. (“FMR U.K.”), Fidelity Research & Analysis Company (“FRAC”, formerly Fidelity Management & Research (Far East), Inc.), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (U.K.) Limited (“FIIA(U.K.)L.”) and FMR Co., Inc. (“FMRC”).

FMR compensated FMRC, FMR U.K., FRAC and FIIA, out of the advisory fees it received from The Japan Fund. FIIA in turn paid FIIA(U.K.)L. and FMRC in turn paid FRAC. FIIA or FRAC in turns paid FIJ for providing sub-advisory services.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

Prior to December 26, 2008, the Administrator received fees calculated daily and paid monthly at an annual rate of 0.12% of average daily net assets with reductions as average daily net assets increased to certain levels and were subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation under the Distribution Agreements for distribution of Fund shares. Each Fund has adopted

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Nomura Partners Funds, Inc.

September 30, 2009

plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund. Prior to January 1, 2009, such fees were limited by the Board to an amount up to 0.15% of the average daily net assets of the Class S shares of The Japan Fund.

For the year/period ended September 30, 2009, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year/period ended September 30, 2009, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class A or Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer and a Chief Compliance Officer as well as certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. Neither the Distributor, FCS or FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds. Certain officers or employees of FCS and FMS are also officers of the Funds. The Principal Financial Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor.

Directors’ and Officers’ Fees and Expenses. The Funds pay each independent Director and the Chairman of the Audit Committee an annual fee of $27,000 and $30,000 respectively. In addition each independent Director receives $3,000 for each Board meeting attended, $1,500 for each Dinner, Audit Committee, Executive Committee and Investment Oversight Committee meeting attended, and $250 for each Fair Value Committee meeting attended. The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors’ meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Chief Executive Officer. William L. Givens serves as Chief Executive Officer of the Funds. For his services, Mr. Givens receives an annual salary of $135,000. Effective December 26, 2008, Mr. Givens’ salary was increased to $300,000. During the fiscal year ended September 30, 2009 Mr. Givens also received special compensation in the amount of $73,000.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund and Class S shared for The Japan Fund, NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.60% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.50% for Global Equity Income Fund; 1.70% for Global Emerging Markets Fund;

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September 30, 2009

1.60% for Global Alpha Equity Fund; 1.90% for International Growth Equity Fund for the period December 29, 2008 to June 28, 2009 and 1.50% from June 29, 2009 to present; and 1.50% for International Equity Fund, in each case a percentage of average daily net assets of such Fund, until December 31, 2010 (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive 0.10% of The Japan Fund’s advisory fee until November 1, 2010. This amounted to $164,906 for the year ended September 30, 2009. In addition, NAM USA agreed to reimburse all expenses associated with transitioning the investment advisory agreement to NAM USA. This amounted to $197,412 at September 30, 2008 and $402,540 for the year ended September 30, 2009. These amounts are not subject to the expense recapture provision described below.

During the period the Funds’ Administrator and Transfer Agent have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year/period ended September 30, 2009 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$827,097	$16,875	$843,972
Asia Pacific ex Japan Fund	483,443	77,438	560,881
India Fund	477,498	77,438	554,936
Greater China Fund	464,618	77,438	542,056
Global Equity Income Fund	481,429	77,438	558,867
Global Emerging Markets Fund	456,089	77,438	533,527
Global Alpha Equity Fund	440,054	77,438	517,492
International Growth Equity Fund	626,925	77,438	704,363
International Equity Fund	441,583	77,438	519,021

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. Since becoming the Advisor to each of the Funds, and through September 30, 2009, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

Fund	Expense Cap Waivers/ Reimbursements	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed
The Japan Fund	$259,651	September 30, 2012
Asia Pacific ex Japan Fund	483,443	September 30, 2012
India Fund	477,498	September 30, 2012
Greater China Fund	464,618	September 30, 2012
Global Equity Income Fund	481,429	September 30, 2012
Global Emerging Markets Fund	456,089	September 30, 2012
Global Alpha Equity Fund	440,054	September 30, 2012
International Growth Equity Fund	626,925	September 30, 2012
International Equity Fund	441,583	September 30, 2012

Nomura Partners Funds	The World from Asia	:	89

Nomura Partners Funds, Inc.

September 30, 2009

G. Federal Income Tax Information

During the year ended September 30, 2009, The Japan Fund distributed $0.023592 per share of net investment income. During the year ended September 30, 2008, The Japan Fund did not declare any distributions. During the period ended September 30, 2009, Global Equity Income Fund distributed $0.1321 per share for Class A shares, $0.0794 per share for Class C shares, and $0.1497 per share for Class I shares of net investment income.

On October 16, 2009, Global Equity Income Fund paid a distribution of $0.0515 per share for Class A shares, $0.0416 per share for Class C shares, and $0.0708 per share for Class I shares of net investment income related to the period ended September 30, 2009.

The tax character of distributions made by The Japan Fund and Global Equity Income Fund were as follows:

	Year/Period Ended September 30, 2009			Year/Period Ended September 30, 2008
Fund	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$548,623	$—	$548,623	$—	$—	$—
Global Equity Income Fund	75,052	—	75,052	—	—	—

The components of distributable earnings for the Funds are listed below:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post October Loss Deferral	Total
The Japan Fund	$1,373,516	$—	$27,126,183	$(35,855,243)	$(58,372,098)	$(65,727,642)
Asia Pacific ex Japan Fund	709,760	—	1,983,279	—	—	2,693,039
India Fund	2,437,661	—	1,013,072	—	—	3,450,733
Greater China Fund	383,684	—	1,781,080	—	—	2,164,764
Global Equity Income Fund	108,629	—	832,968	—	—	941,597
Global Emerging Markets Fund	481,312	—	2,350,749	—	—	2,832,061
Global Alpha Equity Fund	60,850	—	1,337,123	—	—	1,397,973
International Growth Equity Fund	16,357	—	951,644	(159,063)	—	808,938
International Equity Fund	197,603	—	1,289,231	—	—	1,486,834

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

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Nomura Partners Funds, Inc.

September 30, 2009

As of September 30, 2009, the Funds recorded the following reclassifications primarily due to foreign exchange losses and passive foreign investment company gains to increase (decrease) the accounts listed below:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
The Japan Fund	994,212	(994,212)	—
Asia Pacific ex Japan Fund	(7,024)	7,024	—
India Fund	8,452	(8,452)	—
Greater China Fund	4,759	(4,759)	—
Global Equity Income Fund	(9,974)	10,029	(55)
Global Emerging Markets Fund	(19,957)	19,957	—
Global Alpha Equity Fund	7,478	(7,395)	(83)
International Growth Equity Fund	(38,077)	38,077	—
International Equity Fund	(34,515)	34,515	—

These reclassifications had no impact on net assets or NAV per share.

The following summarizes the capital loss carryforwards as of September 30, 2009 for the Funds. These capital loss carryforwards are available to offset future gains.

Fund	Expiring in Fiscal Year	Amount
The Japan Fund	2010	$21,637,801
	2017	14,217,442

Total		35,855,243

International Growth Equity Fund	2017	159,063

During the year/period ended September 30, 2009, the Funds did not utilize capital loss carryforwards.

For Federal income tax purposes, excluding unrealized appreciation/(depreciation) on foreign currency translations, the following amounts apply as of September 30, 2009:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Tax Cost
The Japan Fund	$31,477,440	$(4,565,699)	$26,911,741	$164,571,186
Asia Pacific ex Japan Fund	2,012,934	(25,466)	1,987,468	5,738,531
India Fund	1,179,070	(52,098)	1,126,972	7,110,786
Greater China Fund	1,839,940	(59,805)	1,780,135	5,292,846
Global Equity Income Fund	888,551	(59,083)	829,468	5,044,439
Global Emerging Markets Fund	2,386,539	(35,817)	2,350,722	5,471,123
Global Alpha Equity Fund	1,387,820	(51,014)	1,336,806	5,104,315
International Growth Equity Fund	971,968	(20,814)	951,154	5,033,176
International Equity Fund	1,293,861	(4,667)	1,289,194	5,115,846

Nomura Partners Funds	The World from Asia	:	91

Nomura Partners Funds, Inc.

September 30, 2009

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of US companies or the US Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for US Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the US economy or similar issuers located in the US. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the US Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Please refer to the prospectus for a complete description of risks associated with the Funds.

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of September 30, 2009:

	The Japan Fund
	Year Ended September 30, 2009^		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	7,096	52,406	—	—
Class C	121	1,000	—	—
Class I	189,023	1,565,000	—	—
Class S	541,676	4,256,264	1,216,344	14,296,622

^	Classes A, C, and I commenced operations on December 29, 2008.

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Nomura Partners Funds, Inc.

September 30, 2009

	The Japan Fund
	Year Ended September 30, 2009^		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	58,382	472,254	—	—
Shares redeemed
Class A	(6,975)	(55,312)	—	—
Class C	—	—	—	—
Class I	(25,334)	(190,912)	—	—
Class S	(4,119,243)	(32,350,284)	(5,361,061)	(61,937,968)
Redemption fees
Class A	—	23	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	—	25,526	—	28,027

Net Decrease from Capital Transactions	(3,355,254)	(26,224,035)	(4,144,717)	(47,613,319)

	Asia Pacific ex Japan Fund		India Fund
	Period Ended September 30, 2009*		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	107	1,065	100	1,016
Class C	475	6,000	283	4,007
Class I	519,500	5,195,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Shares redeemed
Class A	—	—	—	—
Class C	(150)	(2,072)	—	—
Class I	(19,900)	(223,569)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	500,032	4,976,424	500,383	5,005,023

*	Fund commenced operations on December 29, 2008.
^	Classes A, C, and I commenced operations on December 29, 2008.

Nomura Partners Funds	The World from Asia	:	93

Nomura Partners Funds, Inc.

September 30, 2009

	Greater China Fund		Global Equity Income Fund
	Period Ended September 30, 2009*		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	100	1,000	100	1,000
Class C	376	4,579	269	3,004
Class I	500,000	5,000,000	500,000	5,000,000
Shares reinvested
Class A	—	—	1	13
Class C	—	—	1	8
Class I	—	—	7,346	75,031
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	500,476	5,005,579	507,717	5,079,056

	Global Emerging Markets Fund		Global Alpha Equity Fund
	Period Ended September 30, 2009*		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	2,711	38,703	100	1,000
Class C	882	11,002	358	4,007
Class I	500,000	5,000,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	503,593	5,049,705	500,458	5,005,007

*	Fund commenced operations on December 29, 2008.

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Nomura Partners Funds, Inc.

September 30, 2009

	International Growth Equity Fund		International Equity Fund
	Period Ended September 30, 2009*		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	100	1,000	100	1,000
Class C	359	4,016	362	4,009
Class I	500,000	5,000,000	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Shares Redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption Fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	500,459	5,005,016	500,462	5,005,009

*	Fund commenced operations on December 29, 2008.

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street Bank & Trust Company. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under the Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the year ended September 30, 2009, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through November 25, 2009, the date the financial statements were available to be issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Nomura Partners Funds	The World from Asia	:	95

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nomura Partners Funds, Inc.

and the Shareholders of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund, and International Equity Fund

We have audited the accompanying statement of assets and liabilities of The Japan Fund, a series of shares of Nomura Partners Funds, Inc. (the “Company”), including the schedule of investments as of September 30, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period ended September 30, 2006, and the year ended December 31, 2005 and have audited the accompanying statements of assets and liabilities of Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund, each a series of shares of the Company, including the schedules of investments as of September 30, 2009, and the related statements of operations, changes in net assets and financial highlights for the period December 29, 2008 (commencement of operations) through September 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The Japan Fund for the year ended December 31, 2004 were audited by other auditors, whose report dated February 17, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund as of September 30, 2009, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 25, 2009

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Other Information (Unaudited)

Federal Tax Information

The below Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year/period ended September 30, 2009, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes can be found below.

Fund	Foreign Tax Credit	Foreign Source Income	Shares Outstanding	Per Share Foreign Taxes Paid	Per Share Income from Foreign Source
The Japan Fund	229,961	3,363,739	21,108,595	0.01	0.16
Asia Pacific ex Japan Fund	5,224	134,121	500,032	0.01	0.27
India Fund	27,357	70,336	500,383	0.05	0.14
Greater China Fund	12,075	165,617	500,476	0.02	0.33
Global Emerging Markets Fund	8,630	158,354	503,593	0.02	0.31
Global Alpha Equity Fund	7,293	85,212	500,458	0.01	0.17
International Growth Equity Fund	9,412	130,850	500,459	0.02	0.26
International Equity Fund	10,655	104,718	500,462	0.02	0.21

Global Equity Income Fund paid distributions from ordinary income during the year/period that qualify for the corporate dividend received deduction. The percentage that qualifies is 45.12%

For the fiscal year ended September 30, 2009 certain dividends paid by the Funds may be designated as qualified income and subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year/period The Japan Fund and Global Equity Income Fund had qualified dividend income of $548,623 and $75,052, respectively.

Proxy Voting Information

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free 1-800-535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) on the SEC’s website at http://www.sec.gov; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Nomura Partners Funds	The World from Asia	:	97

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*	Annualized Expense Ratios*
The Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,333.30	$10.82	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.66	9.35	1.85%

Class C
Actual Fund Return	$1,000.00	$1,332.40	$15.18	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.92	13.09	2.60%

Class I
Actual Fund Return	$1,000.00	$1,340.60	$9.40	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.90	8.10	1.60%

Class S
Actual Fund Return	$1,000.00	$1,348.80	$10.09	1.72%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.34	8.67	1.72%

*

Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*	Annualized Expense Ratios*
Asia Pacific ex Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,549.60	$11.82	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.66	9.35	1.85%

Class C
Actual Fund Return	$1,000.00	$1,543.60	$16.61	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.87	13.14	2.60%

Class I
Actual Fund Return	$1,000.00	$1,552.60	$10.25	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.90	8.10	1.60%

India Fund
Class A
Actual Fund Return	$1,000.00	$1,833.70	$13.85	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.16	9.85	1.95%

Class C
Actual Fund Return	$1,000.00	$1,826.80	$19.10	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.42	13.59	2.70%

Class I
Actual Fund Return	$1,000.00	$1,837.00	$12.09	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.40	8.60	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,411.60	$11.78	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.16	9.85	1.95%

Class C
Actual Fund Return	$1,000.00	$1,406.50	$16.26	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.42	13.59	2.70%

Class I
Actual Fund Return	$1,000.00	$1,413.20	$10.29	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.40	8.60	1.70%

*

Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	99

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*	Annualized Expense Ratios*
Global Equity Income Fund
Class A
Actual Fund Return	$1,000.00	$1,357.80	$10.40	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.11	8.90	1.75%

Class C
Actual Fund Return	$1,000.00	$1,352.30	$14.72	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.42	12.59	2.50%

Class I
Actual Fund Return	$1,000.00	$1,359.80	$8.88	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.40	7.59	1.50%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,538.90	$12.47	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.11	9.90	1.95%

Class C
Actual Fund Return	$1,000.00	$1,533.10	$17.11	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.42	13.59	2.70%

Class I
Actual Fund Return	$1,000.00	$1,540.40	$10.83	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.40	8.60	1.70%

Global Alpha Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,383.50	$11.11	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.61	9.40	1.85%

Class C
Actual Fund Return	$1,000.00	$1,378.90	$15.48	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.92	13.09	2.60%

Class I
Actual Fund Return	$1,000.00	$1,385.70	$9.58	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.90	8.10	1.60%

*

Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (concluded)

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*	Annualized Expense Ratios*
International Growth Equity Fund***
Class A
Actual Fund Return	$1,000.00	$1,316.70	$11.26	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%

Class C
Actual Fund Return	$1,000.00	$1,311.70	$15.39	2.67%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.62	13.39	2.67%

Class I
Actual Fund Return	$1,000.00	$1,319.00	$9.77	1.69%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.50	8.50	1.69%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,488.50	$10.98	1.75	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,016.11	8.90	1.75	%**

Class C
Actual Fund Return	$1,000.00	$1,483.90	$15.54	2.50	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,012.42	12.59	2.50	%**

Class I
Actual Fund Return	$1,000.00	$1,489.10	$9.37	1.50	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,017.40	7.59	1.50	%**

*

Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.
***	Effective June 29, 2009, the Advisor agreed to lower the expense cap reimbursement on the International Equity Growth Fund from 1.90% to 1.50% and the advisory fee from 1.55% to 1.05% of the Fund’s average daily net assets.

The table below summarizes the effect of this change had it been in place during the Fund’s most recent one-half year period:

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*	Annualized Expense Ratios*
International Growth Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,316.70	$10.11	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.27	8.80	1.75%

Class C
Actual Fund Return	$1,000.00	$1,311.70	$14.41	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.53	12.54	2.50%

Class I
Actual Fund Return	$1,000.00	$1,319.00	$8.67	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.52	7.54	1.50%

Nomura Partners Funds	The World from Asia	:	101

Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The following chart lists Directors as of September 30, 2009.

Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

William L. Givens* (80)
Director, Chairman of the Board and Chief Executive Officer*	Director 1978 to present; Chairman of the Board 2000 to present; Chief Executive Officer 2007 to present	President, Twain Associates (management consulting), 1978 to present.	9

Atsushi Yoshikawa** (55)
Director	2008 to present	President and Chief Executive Officer, Nomura Asset Management Co., Ltd., April 2008 to present; Senior Managing Director, Nomura Holdings, Inc., April 2004 to March 2006; Executive Vice President, Clients Services Division, Nomura Asset Management Co., Ltd., April 2005 to March 2008; Executive Managing Director, Clients Services Division, Nomura Asset Management Co., Ltd., April 2004 to March 2005; Senior Managing Director, Co-Head of Investment Banking, Nomura Securities Co., Ltd., June 2003 to March 2004; Member of the Board and Co-Head of Investment Banking, Nomura Securities Co., Ltd., April 2002 to May 2003.	9

*	Effective April 26, 2007, William L. Givens is treated as an “interested director” because he serves as Chief Executive Officer of the Corporation.

**	Mr. Yoshikawa is treated as an “interested director” because he is an officer of Nomura Asset Management Co., Ltd.

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Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

J. Douglas Azar (63)
Director and Vice Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	9

Lynn S. Birdsong (63)
Director	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	9

James A. Firestone (54)
Director	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	9

Nomura Partners Funds	The World from Asia	:	103

Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Takeshi Isayama (66)
Director	2005 to present	Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007; Director, Renault S.A.S. (auto manufacturing), May 2009 to present.	9

Yoshihiko Miyauchi (74)
Director	1996 to present	Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to 2008; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006.	9

Osamu Nagayama (62)
Director	2005 to present	President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present; President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004.	9

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Directors and Officers (Unaudited) (continued)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The Chief Executive Officer, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers as of September 30, 2009.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

William L. Givens (80)
Chief Executive Officer	April 26, 2007 to present	President, Twain Associates (management consulting), 1978 to present.	9

Richard J. Berthy (51)
Principal Financial Officer and Treasurer*+	September 1, 2009 to present	President, Foreside Financial Group, LLC May 2008 to present; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008; President, Bainbridge Capital Management, June 2004 to June 2006.	9

Richard F. Cook, Jr. (58)
Chief Compliance Officer*+	April 26, 2007 to present	Director of Foreside Compliance Services LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to January 2006.	9

Nanette K. Chern (50)
Anti-Money Laundering Compliance Officer*+	October 1, 2007 to present	Corporate Counsel and Chief Compliance Officer of Foreside Fund Services, LLC, March 2004 to present; Anti-Money Laundering Compliance Officer to various mutual fund companies, Foreside Compliance Services, LLC, March 2004 to present.	9

William C. Cox (43)
Assistant Treasurer**#†	October 24, 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present.	9

Trudance L.C. Bakke (38)
Assistant Treasurer*+	April 30, 2009 to present	Director, Foreside Management Services, LLC, since 2006; Product Manager, Citigroup Fund Services, LLC 2003-2006; Senior Manager of Corporate Finance, Forum Financial Group, LLC (a fund services company acquired by Citibank, N.A.) 1999-2003.	9

Nomura Partners Funds	The World from Asia	:	105

Directors and Officers (Unaudited) (concluded)

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Nancy L. Conlin (55)
Secretary**††	October 24, 2007 to November 2, 2009	Vice President and Managing Counsel, State Street Bank and Trust Company, July 2007 to present; General Counsel, Plymouth Rock Companies, 2004 to 2007.	9

*

The Corporation’s Treasurer, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Assistant Treasurer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook, Jr., Nanette K. Chern and Trudance L.C. Bakke is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

**

The Corporation’s Assistant Treasurer and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

#	The address for William C. Cox is State Street Bank and Trust Company, 2 Avenue de Lafayette, 4th Floor, Boston, MA 02110.

†	Effective October 29, 2009, William C. Cox also serves as Assistant Secretary of the Corporation.

††	Effective November 3, 2009, Nancy L. Conlin resigned as Secretary of the Corporation and K. David James was elected to serve as Secretary of the Corporation.

K. David James (38)
Secretary	November 3, 2009 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc., June 2006 to October 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.	9

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Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

At a meeting held on April 30, 2009, the Board of Directors (“Board”, each a “Director”) of the Corporation, including a majority of the Directors who are not an “interested person” as defined under the Investment Company Act of 1940 (“Independent Directors”), unanimously voted to approve a revised fee schedule to the investment advisory agreement with NAM USA and an amended sub-advisory agreement between NAM USA and McKinley Capital Management, LLC (“McKinley”) (collectively, the “Agreements”) in connection with the investment management of the International Growth Equity Fund. For disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreement for The Japan Fund, please see the Annual Report to Shareholders for the period ended September 30, 2008. For disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Equity Fund (and for additional disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for International Growth Equity Fund), please see the Semi-Annual Report to Shareholders for the period ended March 31, 2009. The Semi-Annual Report to Shareholders is available at www.nomurapartnersfunds.com or by calling (800) 535-2726.

During the months preceding this meeting, the Board had obtained substantial information regarding Nomura advisory and sub-advisory affiliates (the “Nomura Entities”) entities and McKinley, including their respective management, investment performance, organizational structure, operations and investment processes. At previous meetings, the Board had reviewed and evaluated extensive materials from the Nomura Entities, including the Forms ADV for each of the Nomura Entities and McKinley and their respective financial statements. With the assistance of legal counsel, the Board had considered all factors deemed relevant respecting NAM USA and McKinley, including: the nature and quality of services to be provided; investment performance relative to appropriate peer groups and indices, skills, the breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on proposed fees and expenses; marketing and distribution capabilities; potential economies of scale; commitment to providing high levels of support and service to the Corporation; potential benefits to the Nomura Entities and McKinley from their respective proposed relationships to the Corporation, including revenues to be derived from services provided to the Corporation by their affiliates, if any; and potential benefits to the Corporation and its stockholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

At previous meetings, the Board had also reviewed and evaluated extensive materials from the Nomura Entities, McKinley and other sources, including, among other items: (a) an overview of the discretionary investment advisory services to be provided by McKinley; (b) the breadth and experience of the investment management and research staff of McKinley; (c) financial statements for the last two fiscal years of NAM USA and McKinley; (d) the current Forms ADV of NAM USA and McKinley; and (e) the compliance program of NAM USA and McKinley.

In determining to approve the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of Proposed Investment Management and Sub-Advisory Services. The Board considered the nature and quality of investment management services to be provided by NAM USA and McKinley, the expertise and investment experience of the investment management personnel who would provide these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the technology, communications, internal controls and compliance resources of the Nomura Entities. The Board also considered the reputation of Nomura Holdings, Inc., the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States, its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the sub-advisors, including McKinley. In addition, the Board considered the other direct and indirect benefits to the Corporation, such as the International Growth Equity Fund’s reduced expenses through the amended fee waiver and expense reimbursement agreement. The Board determined that the services to be provided by NAM USA were in the best interests of the Corporation and its shareholders and, based on the recommendation of NAM USA, that the services to be provided by McKinley were in the best interests of the International Growth Equity Fund and its shareholders.

Nomura Partners Funds	The World from Asia	:	107

Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (concluded)

Investment Performance. The Board reviewed information about the International Growth Equity Fund’s investment goal, investment strategies and techniques, including potential use of derivatives, and the performance of the McKinley long-only strategy, with a mandate similar to the International Growth Equity Fund’s, including a comparison to a market index and comparable funds. Although the accounts in the comparable composite managed by McKinley were formed under the laws and regulations of countries other than the United States of America and although past performance does not indicate future performance, the Board reviewed this information in its evaluation of the McKinley’s capabilities.

Specifically, the Board considered the annual return investment performance of McKinley in connection with its management of the McKinley Non-US Developed Growth strategy composite for the one and three year periods (inception was May 2004) and noted that during the periods the Growth strategy underperformed the MSCI EAFE Growth Index (for the one and three year periods) and the Growth strategy was in the fourth quartile in the one year period and in the third quartile for the three year period relative to its Lipper peer group (comprised of 32 funds in the one year period and 27 funds in the three year period). It was noted that market conditions and specific investment decisions could adversely affect the composites performance in absolute and/or relative terms over short or long periods of time of the similar funds. The Board will monitor the performance of the International Growth Equity Fund, McKinley’s portfolio selection process and portfolio composition against the International Growth Equity Fund’s investment objective, comparative index and peer group, best execution and portfolio turnover.

Profits and Costs of the Nomura Entities and McKinley; Expense Ratio of the International Growth Equity Fund. The Directors were not provided with profitability statements because the Funds were not yet profitable due to the start up costs involved with the International Growth Equity Fund. The Directors reviewed comparative client fee information from McKinley. In addition, the Board discussed the terms of the contractual fee waiver and expense reimbursement agreement, including the expense cap and the clawback provisions.

The Board reviewed gross management fees and the anticipated total expense ratios before distribution or service fees but after waivers or reimbursement for the

International Growth Equity Fund and compared it with fees of peer groups of the International Growth Equity Fund as categorized by Strategic Insight. It was noted that the proposed gross management fee for the International Growth Equity Fund was in the 80th percentile. In addition, it was noted that the anticipated expense ratio, inclusive of expense caps, of the International Growth Equity Fund was between the median and 80th percentile. The Board determined that the advisory fee, inclusive of expense cap, was reasonable.

The Board also considered the direct and indirect benefits to the Nomura Entities and McKinley from a relationship with the Corporation. The Board took into account the various services to be provided to the Corporation by the Nomura Entities and McKinley, including services required to manage a portfolio of securities in the International Growth Equity Fund and reallocation of assets on an ongoing basis. The Board, including the Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo (b) the estimated expense ratio of the International Growth Equity Fund, (c) management fees of peer funds, and (d) the advisory fee charged to other clients of McKinley. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the proposed investment advisory fee was reasonable in relation to the services to be provided and would be in the best interests of the International Growth Equity Fund and its shareholders.

Economies of Scale. The Board considered the proposed investment advisory fee and its breakpoints. It was noted that the Board would have an opportunity to revisit the levels at which breakpoints are established on the International Growth Equity Fund, at the time the Board considers advisory contract renewal. The Board determined that it was premature to discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that entering into the revised fee schedule to the investment advisory agreement with NAM USA and that NAM USA’s entering into the amended sub-advisory agreement with McKinley were in the best interests of the International Growth Equity Fund and its shareholders. In reaching their determination the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the above factors.

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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:
Asian and global funds from leading Asian and global managers

Asian Funds

Global / International Funds

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide global perspective on today's global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia's leading investors with approximately $256 billion in assets under management as of September 30, 2009.

Distributor:
Foreside Fund Services, LLC
Three Canal Plaza Suite 100
Portland, ME 04101
www.foreside.com

Investment Advisor:
Nomura Asset Management U.S.A. Inc.
Two World Financial Center
Building B, 18th Floor
New York, NY 10281

Chairman and Board of Directors:
Nomura Partners Funds, Inc.
4 Copley Place 5th Floor
CPH-0326
Boston, MA 02116

To Obtain More Information:
Call 1-800-535-2726
or visit us online at www.nomurapartnersfunds.com
This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

NOMURA

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712
www.nomurapartnersfunds.com

NOM-AR-001-0909

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Lynn Birdsong and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $177,000 and $29,000.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the registrant, as cited within paragraph (e)(2) of this Item, for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $4,500 and $0.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning services, which included the review of Federal and state income tax returns and the review of federal excise tax returns, for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $22,500 and $0.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant, which included an annual review of the registrant’s anti-money laundering program, for the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were $9,000 and $9,000.

(e)(1)

The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved, except as stated in paragraph (e)(2) below, all of the audit and non-audit services that were provided and the fees that were paid in each of 2009 and 2008 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant except for $4,500 in fees incurred in conjunction with the auditor’s review of financial information contained within registration statement filings conducted on behalf of the registrant, where such filings were not contemplated at the time of the pre-approval of audit-related fees for 2009, and where such audit-related fees were subsequently ratified by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and also by the full board of directors of the registrant.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2009: $0

FY 2008: $0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	No divestments were made during the semi-annual period since the last report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):     NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ WILLIAM L. GIVENS
William L. Givens Chairman of the Board and Chief Executive Officer

Date:     December 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ WILLIAM L. GIVENS
William L. Givens Chairman of the Board and Chief Executive Officer

Date:     December 7, 2009

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy Treasurer and Principal Financial Officer

Date:     December 7, 2009